UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2009

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

THE ADVISORS' INNER CIRCLE FUND

(THE WHG FUNDS LOGO)

WESTWOOD HOLDINGS GROUP, INC.
WHG LARGECAP VALUE FUND
WHG SMIDCAP FUND
WHG SMALLCAP VALUE FUND
WHG INCOME OPPORTUNITY FUND
WHG BALANCED FUND

ANNUAL REPORT                                                   OCTOBER 31, 2009

                                        INVESTMENT ADVISER:
                                        WESTWOOD MANAGEMENT CORP.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

                               TABLE OF CONTENTS

Shareholders' Letter .....................................................     1
Schedules of Investments
   WHG LargeCap Value Fund ...............................................    12
   WHG SMidCap Fund ......................................................    15
   WHG SmallCap Value Fund ...............................................    19
   WHG Income Opportunity Fund ...........................................    22
   WHG Balanced Fund .....................................................    27
Statements of Assets and Liabilities .....................................    34
Statements of Operations .................................................    36
Statements of Changes in Net Assets
   WHG LargeCap Value Fund ...............................................    38
   WHG SMidCap Fund ......................................................    40
   WHG SmallCap Value Fund ...............................................    41
   WHG Income Opportunity Fund ...........................................    42
   WHG Balanced Fund .....................................................    44
Financial Highlights
   WHG LargeCap Value Fund ...............................................    45
   WHG SMidCap Fund ......................................................    47
   WHG SmallCap Value Fund ...............................................    48
   WHG Income Opportunity Fund ...........................................    49
   WHG Balanced Fund .....................................................    51
Notes to Financial Statements ............................................    52
Report of Independent Registered Public Accounting Firm ..................    62
Disclosure of Fund Expenses ..............................................    63
Trustees and Officers of The Advisor's Inner Circle Fund .................    66
Approval of Investment Advisory Agreements ...............................    74
Notice to Shareholders ...................................................    77

The WHG Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

October 31, 2009

Dear Shareholders:

We are pleased to provide you with the annual report for the WHG Funds, managed by Westwood Management Corp., for the year ended October 31, 2009.

The management of the WHG Funds is deeply rooted in our decades old investment philosophy that seeks to deliver a superior rate of return while controlling risk. It remains our firm belief that the discipline of quantifying and managing downside risk is paramount and it shall remain a hallmark of the Westwood investment process.

At Westwood, we have always focused on "high quality" companies, i.e. those that possess strong underlying fundamental characteristics and maintain a discipline for managing risk. We believe those companies that are not dependent upon the capital markets to recapitalize or fund growth will survive and ultimately benefit from the stress of others. As such, our investment team has and will continue to look for investment opportunities that not only have attractive valuations but also have prospects for long-term earnings growth that are currently unrecognized by the market. Seeking out high quality companies that are characterized by strong free cash flow generation, declining debt levels, and rising return on equity will continue to be at the core of our process.

In contrast to 2008, when fear dictated investor preference, calendar year 2009 was marked by a renewed appetite for risk that led investors to seek out the most beaten down, low-priced and economically sensitive securities they could find -- regardless of the balance sheet health or earnings outlooks for such companies. This demand for risk, also known as "beta", resulted in a very strong "low quality" rally in the major stock indices. As the economy emerged from a near depression, sectors that benefit from stronger economic growth, such as Technology and Consumer Discretionary, were favored by investors. The Financial Services sector was the worst performer during the period due to the problems faced by the majority of banks during the credit crisis.

While we recognize that our bias towards quality has been out of favor in the recent rally, we believe our portfolios are positioned appropriately for the current uncertainties in the environment and we have not deviated from our investment process. Emphasis on our investment process, philosophy, and risk control has been the historical driver of our success and will drive future success. As a result, we continue to focus on companies with attractive fundamentals, including strong free cash flow, low debt, revenue visibility, and exposure to faster growing foreign markets.

A discussion of each fund's performance during the past twelve months is presented below.

WHG LARGECAP VALUE FUND

The performance of the WHG LargeCap Value Fund for the periods ended October 31, 2009, was as follows:

                                                            2009
                                             6 MONTHS   FISCAL YEAR
                                             --------   -----------
WHG LARGECAP VALUE FUND - I SHARES (WHGLX)     16.13%     (0.04)%
WHG LARGECAP VALUE FUND - A SHARES             15.84%     (0.25)%
Russell 1000 Value Index                       20.81%      4.78%

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

The WHG LargeCap Value Fund underperformed the Russell 1000 Value Index during the fiscal year ended October 31, 2009. The top detractor to relative performance was security selection in the Financial Services, Health Care, and Consumer Discretionary sectors. The Fund's focus on high quality companies was a key hindrance to relative performance as investors favored low quality, high beta stocks for much of 2009. The high beta rally was most pronounced in the Financial Services and Consumer Discretionary sectors. In addition, several of our Financial Services holdings were impacted negatively by the housing and credit crisis, The worst performing stocks included Bank of America, State Street, MetLife and PNC Financial, which were all sold prior to the 2009 market rebound based on our inability to quantify the potential downside in these companies given the grim outlook for the financial services industry during the 1st quarter of 2009. Health Care securities, which were deemed too defensive during 2009's high beta rally, also failed to keep pace with the market, thereby impacting relative performance. Finally, commodity producer Freeport McMoran also detracted from performance and was sold as the risk to projected earnings became too great.

Strong security selection in the Consumer Staples and Producer Durables sectors, as well as an overweight to Technology, aided relative performance. Within the Technology sector, International Business Machines, EMC, Automatic Data Processing and Microsoft were among the top performers for the year as they all produced relatively strong earnings growth. Union Pacific was a strong performing stock, as the company produced impressive operating margins despite a significant decline in volumes. Additionally, the underweight position in General Electric, which was a poor performing stock, benefited relative performance. Finally, Colgate-Palmolive performed well as investors favored companies with a high percentage of foreign sales.

WHG SMIDCAP FUND

The performance of the WHG SMidCap Fund for the periods ended October 31, 2009, was as follows:

                                    2009
                     6 MONTHS   FISCAL YEAR
                     --------   -----------
WHG SMIDCAP FUND      20.13%       20.65%
Russell 2500 Index    17.88%       13.26%

Among the best performing stocks this year have been those with a market capitalization between $1.5 billion and $7.0 billion. The SMidCap portfolio has held an average of 75% of its holdings in this range, which has benefitted the performance of the portfolio. Westwood has always cited one of the benefits of this strategy to be the flexibility to proactively invest across the entire $500 million to $10 billion market cap range, and this year is a good example of how such flexibility can aid performance.

The WHG SMidCap Fund outperformed the Russell 2500 Index during the fiscal year ended October 31, 2009. This relative outperformance was primarily due to security selection in the Financial Services, Consumer Staples and Producer Durables sectors as well as an overweight in the Materials & Processing sector. As the top performing security in the portfolio, industrial firm URS rallied strongly due to its leverage to

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

improving global economic growth. Financial Service firms Eaton Vance and Comerica were bid higher beginning in March as investors began to gain confidence in the health of the financial industry and especially those companies with adequate capital levels. Other strong performers included Tupperware Brands, whose shares rose on better than expected second quarter and third quarter of 2009 earnings amid solid exposure to the global economic recovery, while Bunge, Ltd. rose as investors grew optimistic about global agricultural demand.

Relative performance was primarily hindered by security selection in the Consumer Discretionary sector. The aforementioned low quality rally was especially pronounced in this sector and had a negative impact on our high quality-focused portfolio. The worst performing stocks included utility company Mirant and energy firm Unit, which both suffered from fears of continued weak global energy demand. In addition, AGCO declined on the firm's disclosure of lower agricultural equipment sales in Europe. Finally, home health care provider Amedisys, the worst performing stock for the period, sold off after the Obama budget revealed plans to reduce Medicare reimbursements to such firms.

WHG SMALLCAP VALUE FUND

The performance of the WHG SmallCap Value Fund for the periods ended October 31, 2009, was as follows:

                                          2009
                           6 MONTHS   FISCAL YEAR
                           --------   -----------
WHG SMALLCAP VALUE FUND     11.44%       1.99%
Russell 2000 Value Index    16.66%       1.96%

The WHG Small Cap Value Fund slightly outperformed the benchmark Russell 2000 Value Index for the fiscal year ended October 31, 2009. Strong security selection in Financial Services, Real Estate Investment Trusts (REITs) and Consumer Staples was the primary contributor to relative outperformance. Stifel Financial performed well as a result of strong results across all of their divisions, including financial advisory, fixed income, equity and investment banking. Additionally, Knight Capital Group posted better than expected revenues and was bid up by investors as the company reported an optimistic outlook, including opportunities to expand their market share internationally. Within REITs, Mack-Cali Realty was a strong performer, as it benefitted from the broad rally in the sector and also from the positive earnings the company posted throughout the period. Perot Systems, the top contributor in the portfolio, was awarded a significant amount of new business during the third quarter of 2009, and ultimately jumped higher on the news that Dell Computer was acquiring the company. Also, Tupperware Brands was a top performer, as its shares rose on better than expected second and third quarter 2009 earnings amid solid exposure to the global economic recovery.

Security selection in Technology and Producer Durables, as well as an underweight in Energy, hindered relative performance. As risk was shunned by the market during the majority of the first half of the period, investors continued to sell economically-sensitive stocks such as Penn Virginia and Teledyne Technologies, despite strong earnings

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

reports from these companies. Within the Producer Durables sector, Moog sold off after it lowered earnings guidance for fiscal year 2009. Additionally, Layne Christensen fell due to its energy end-market sensitivity and projected weakness in those markets. Finally, consumer firm Knoll was hurt by weak consumer spending and the subsequent impact on the company's revenues.

WHG INCOME OPPORTUNITY FUND

The performance of the WHG Income Opportunity Fund for the periods ended October 31, 2009, was as follows:

                                                        2009
                                         6 MONTHS   FISCAL YEAR
                                         --------   -----------
WHG INCOME OPPORTUNITY FUND - I SHARES     9.17%       7.50%
WHG INCOME OPPORTUNITY FUND - A SHARES     9.04%       7.23%
Blended Benchmark*                        10.87%       7.37%

* 25% CITIGROUP 10-YEAR TREASURY INDEX, 25% CITIGROUP 3-MONTH T-BILL INDEX, 25% S&P 500 INDEX, 25% FTSE NAREIT INDEX

The WHG Income Opportunity Fund (Institutional Class Shares) slightly outperformed its custom benchmark for the fiscal year ended October 31, 2009. The Fund's allocation to Master Limited Partnerships (MLPs), Intermediate-Duration Government Bonds and Corporate Bonds drove the portfolio's performance. As interest rates fell, bond yields fell across the board, with the most notable decline coming in the long end of the yield curve. As a result, returns were positive, especially in the allocation to intermediate duration Corporate Bonds and Inflation-protected treasuries. MLPs positive performance was driven by successful capital raises, a higher crude oil price, increased risk taking due to their attractive valuations, and glimmers of a stabilizing economy.

On the negative side, REITs, Common Stocks and Preferred Stocks were the primary detractors to performance. Although they rallied nicely in April, REITs continue to be impacted by financing needs amidst a market where prices are falling. As a whole, Common Stocks were boosted by the rally during the second half of the period. However, they were negatively impacted by Wells Fargo and General Electric, which lost value as investors began to discount a higher degree of credit risk in their loan books and the potential need for additional capital. Additionally, Dow Chemical lagged, as it was impacted by a slowing economy. Preferred Stocks were under pressure during the period from fears of capital raises and potential dilution, especially in the financial sector.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

WHG BALANCED FUND

The performance of the WHG Balanced Fund for the periods ended October 31, 2009, was as follows:

                                    2009
                     6 MONTHS   FISCAL YEAR
                     --------   -----------
WHG BALANCED FUND     11.23%        3.93%
Blended Benchmark*    14.37%       12.39%

*    60% S&P 500 INDEX/40% BARCLAYS U.S. GOVERNMENT CREDIT INDEX

For the fiscal year ended October 31, 2009, the WHG Balanced Fund underperformed the 60/40 blended benchmark. Within the equity allocation, security selection in the Consumer Discretionary, Technology, and Financial Services sectors was the primary detractor to relative performance. The low quality rally was most pronounced in these sectors and had a negative impact on the performance of our high quality-focused portfolio. Security selection in Consumer Staples was a main driver of positive performance as investors sought out "safe haven" securities during the first half of the period. Security selection in Producer Durables also aided relative performance as investors rotated into firms with global exposure as the market recovered in the second and third quarters of 2009.

The Fund's fixed income component continued to be weighted to the short to intermediate end of the yield curve. Corporate Bonds in the Industrial sector, as well as U.S. Treasuries and Agencies with maturities between 2014 and 2018, were the primary contributors to performance. While only one of the fixed income holdings detracted from performance, those on the short-term end of the yield curve did not perform as well as intermediate to longer-term securities.

We thank you for your continued confidence in Westwood's process and investment teams, and we look forward to serving your investment needs through the years ahead. Please visit our website for more information at your convenience (www.whgfunds.com).

Sincerely,

THE INVESTMENT TEAM
The WHG Funds

THIS REPRESENTS THE MANAGERS' ASSESSMENT OF THE PORTFOLIOS AND THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

                      DEFINITION OF THE COMPARATIVE INDICES

CITIGROUP 3-MONTH TREASURY BILL INDEX is an unmanaged index composed of three-month Treasury bills.

CITIGROUP 10-YEAR TREASURY INDEX is an unmanaged index composed of ten-year Treasury bonds and notes.

FTSE NAREIT INDEX is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

BARCLAYS U.S. GOVERNMENT/CREDIT INDEX is a fixed-income market value-weighted index that combines the Barclays U.S. Government Index and the Barclays U.S. Credit Index. It includes securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices), publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 81% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND

Growth of a $10,000 Investment

                                  AVERAGE ANNUAL TOTAL RETURN*
                               FOR PERIOD ENDED OCTOBER 31, 2009
                               ---------------------------------
                               One Year   Three Year   Inception
                                Return      Return      to Date*
                               --------   ----------   ---------
Institutional Class             (0.04)%     (5.68)%      (3.12)%
Class A with sales charge       (5.24)%      N/A        (18.74)%
Class A without sales charge    (0.25)%      N/A        (16.42)%

                              (PERFORMANCE GRAPH)

             WHG LargeCap Value    Russell 1000
             Fund, Institutional    Value Index
             -------------------   ------------
 6/28/2006         $10,000           $10,000
10/31/2006         $10,720           $11,183
10/31/2007         $13,029           $12,395
10/31/2008         $ 8,998           $ 7,834
10/31/2009         $ 8,995           $ 8,209

* Institutional Class commenced operations on June 28, 2006. Class A commenced operations on December 31, 2007.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF
   FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS
  STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF
   ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE
    WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN
                                UNMANAGED INDEX.

THE GRAPH IS BASED ON INSTITUTIONAL CLASS SHARES. PERFORMANCE FOR CLASS A SHARES WOULD HAVE BEEN LOWER BECAUSE IT IS SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE
         OF 5.00% AND ADDITIONAL ANNUAL DISTRIBUTION EXPENSES OF 0.25%.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
 ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT
    LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND

Growth of a $10,000 Investment

   AVERAGE ANNUAL TOTAL RETURN*
 FOR PERIOD ENDED OCTOBER 31, 2009
----------------------------------
                        Annualized
One Year   Three Year    Inception
 Return      Return      to Date*
--------   ----------   ----------
 20.65%       1.48%        4.80%

                               (PERFORMANCE GRAPH)

                  WHG         Russell
             SMidCap Fund   2500 index
             ------------   ----------
12/19/2005      $10,000       $10,000
10/31/2006      $11,470       $11,212
10/31/2007      $14,043       $12,637
10/31/2008      $ 9,935       $ 7,927
10/31/2009      $11,987       $ 8,978

*    Commenced operations on December 19, 2005.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. THE FUND'S
      PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND,UNLIKE THE FUND'S
     RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.
       PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE
     ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD
                                HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

THE ADVISORS' INNER CIRCLE FUND                          WHG SMALLCAP VALUE FUND

Growth of a $10,000 Investment

   AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2009
---------------------------------
                 Annualized
     One Year   Inception to
      Return        Date*
     --------   ------------
       1.99%      (12.07)%

                               (PERFORMANCE GRAPH)

             WHG SmallCap   Russell 2000
              Value Fund     Value Index
             ------------   ------------
  4/2/2007      $10,000        $10,000
10/31/2007      $10,330        $ 9,660
10/31/2008      $ 7,039        $ 6,710
10/31/2009      $ 7,179        $ 6,841

*    Commenced operations on April 2, 2007.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. THE FUND'S
      PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
     EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED
                                     INDEX.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE
     ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD
                                HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

THE ADVISORS' INNER CIRCLE FUND                                 WHG INCOME
                                                                OPPORTUNITY FUND

Growth of a $10,000 Investment

                                  AVERAGE ANNUAL TOTAL RETURN*
                                FOR PERIOD ENDED OCTOBER 31, 2009
                               --------   ----------   ----------
                                                       Annualized
                               One Year   Three Year   Incep tion
                                Return      Return      to Date*
                               --------   ----------   ----------
Institutional Class              7.50%       2.09%        3.77%
Class A with sales charge        1.88%        N/A        (1.62)%
Class A without sales charge     7.23%        N/A         1.20%

                               (PERFORMANCE GRAPH)



                                                               Citigroup   Citigroup
              WHG Income                               FTSE     3 month     10 Year
             Opportunity                  S&P 500     NAREIT    Treasury    Treasury
                 Fund      25/25/25/25     Index      INDEX      Index     Benchmark
             -----------   -----------   ---------   -------    -------     -------
12/19/2005     $10,000       $10,000      $10,000    $10,000    $10,000     $10,000
10/31/2006     $10,842       $11,181      $11,110    $13,153    $10,401     $10,209
10/31/2007     $11,601       $11,920      $12,728    $13,228    $10,915     $10,762
10/31/2008     $10,731       $ 9,783      $ 8,134    $ 7,943    $11,167     $11,596
10/31/2009     $11,536       $10,503      $ 8,931    $ 7,948    $11,198     $12,530

*    Institutional Class commenced operations on December 19, 2005.

     Class A commenced operations on December 31, 2007.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. THE FUND'S
      PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
     EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED
                                     INDEX.

    THE GRAPH IS BASED ON INSTITUTIONAL CLASS SHARES. PERFORMANCE FOR CLASS A SHARES WOULD HAVE BEEN LOWER BECAUSE IT IS SUBJECT TO A MAXIMUM FRONT-END
   SALES CHARGE OF 5.00% AND ADDITIONAL ANNUAL DISTRIBUTION EXPENSES OF 0.25%.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE
     ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD
                                HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND

Growth of a $10,000 Investment

   AVERAGE ANNUAL TOTAL RETURN*
 FOR PERIOD ENDED OCTOBER 31, 2009
----------------------------------
                        Annualized
One Year   Three Year    Inception
 Return      Return      to Date*
--------   ----------   ----------
  3.93%      (1.50)%      (0.31)%

                               (PERFORMANCE GRAPH)

                        60/40 Hybrid
                WHG        of the                Barclay's U.S.
             Balanced     Following    S&P 500    Government/
               Fund       Indexes:      Index    Credit Index
             --------   ------------   -------   ------------
  9/8/2006    $10,000      $10,000     $10,000      $10,000
10/31/2006    $10,360      $10,442     $10,629      $10,165
10/31/2007    $11,852      $11,580     $12,177      $10,711
10/31/2008    $ 9,528      $ 8,871     $ 7,781      $10,597
10/31/2009    $ 9,902      $ 9,970     $ 8,544      $12,144

*    Commenced operations on September 8, 2006.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. THE FUND'S
      PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
     EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED
                                     INDEX.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE
     ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD
                                HAVE BEEN LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 6.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND
                                                         OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Financial Services       17.4%
Energy                   16.4%
Producer Durables        13.3%
Technology               12.5%
Consumer Discretionary   11.7%
Health Care               9.8%
Utilities                 6.6%
Consumer Staples          5.8%
Materials & Processing    4.4%
Short-Term Investments    2.1%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.8%

                                                          SHARES        VALUE
                                                         --------   ------------
CONSUMER DISCRETIONARY -- 11.7%
   Comcast, Cl A .....................................    181,700   $  2,634,650
   DIRECTV* ..........................................    100,900      2,653,670
   eBay* .............................................     70,400      1,567,808
   Gap ...............................................    124,200      2,650,428
   Nike, Cl B ........................................     40,700      2,530,726
   Walt Disney .......................................     60,500      1,655,885
   Yum! Brands .......................................     48,300      1,591,485
                                                                    ------------
                                                                      15,284,652
                                                                    ------------
CONSUMER STAPLES -- 5.8%
   CVS/Caremark ......................................     93,000      3,282,900
   Philip Morris International .......................     53,700      2,543,232
   Sysco .............................................     66,800      1,766,860
                                                                    ------------
                                                                       7,592,992
                                                                    ------------
ENERGY -- 16.4%
   Anadarko Petroleum ................................     53,000      3,229,290
   Apache ............................................     35,700      3,360,084
   Chevron ...........................................     56,600      4,332,164
   ConocoPhillips ....................................     34,600      1,736,228
   Devon Energy ......................................     19,900      1,287,729
   Exxon Mobil .......................................     58,100      4,164,027
   Occidental Petroleum ..............................     44,100      3,346,308
                                                                    ------------
                                                                      21,455,830
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                          SHARES        VALUE
                                                         --------   ------------
FINANCIAL SERVICES -- 17.3%
   ACE ...............................................     62,900   $  3,230,544
   Ameriprise Financial ..............................     48,400      1,678,028
   Bank of America ...................................    111,600      1,627,128
   BlackRock .........................................      5,900      1,277,291
   JPMorgan Chase ....................................     90,900      3,796,893
   Mastercard, Cl A ..................................     13,100      2,869,162
   MetLife ...........................................     49,300      1,677,679
   Travelers .........................................     67,500      3,360,825
   Wells Fargo .......................................    117,900      3,244,608
                                                                    ------------
                                                                      22,762,158
                                                                    ------------
HEALTH CARE -- 9.8%
   Becton Dickinson ..................................     23,800      1,626,968
   Bristol-Myers Squibb ..............................     72,100      1,571,780
   Covidien ..........................................     38,800      1,634,256
   Johnson & Johnson .................................     45,500      2,686,775
   Merck .............................................     52,500      1,623,825
   Pfizer ............................................    215,000      3,661,450
                                                                    ------------
                                                                      12,805,054
                                                                    ------------
MATERIALS & PROCESSING -- 4.4%
   EI Du Pont de Nemours .............................     82,700      2,631,514
   Nucor .............................................     38,100      1,518,285
   Praxair ...........................................     20,800      1,652,352
                                                                    ------------
                                                                       5,802,151
                                                                    ------------
PRODUCER DURABLES -- 13.3%
   Cummins ...........................................     38,300      1,649,198
   Deere .............................................     77,400      3,525,570
   FedEx .............................................     21,700      1,577,373
   General Electric ..................................    139,500      1,989,270
   Honeywell International ...........................     44,000      1,579,160
   ITT ...............................................     33,300      1,688,310
   Raytheon ..........................................     27,800      1,258,784
   Union Pacific .....................................     27,900      1,538,406
   United Technologies ...............................     43,600      2,679,220
                                                                    ------------
                                                                      17,485,291
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                          SHARES        VALUE
                                                        ---------   ------------
TECHNOLOGY -- 12.5%
   CA ...............................................      80,800   $  1,690,336
   Cisco Systems* ...................................     139,500      3,187,575
   Corning ..........................................     215,500      3,148,455
   EMC* .............................................      97,300      1,602,531
   Intel ............................................      84,900      1,622,439
   International Business Machines ..................      13,700      1,652,357
   Microsoft ........................................      64,800      1,796,904
   Oracle ...........................................      79,700      1,681,670
                                                                    ------------
                                                                      16,382,267
                                                                    ------------
UTILITIES -- 6.6%
   AT&T .............................................     150,100      3,853,067
   Exelon ...........................................      33,500      1,573,160
   FPL Group ........................................      33,000      1,620,300
   PG&E .............................................      40,100      1,639,689
                                                                    ------------
                                                                       8,686,216
                                                                    ------------
   Total Common Stock
      (Cost $116,283,717) ...........................                128,256,611
                                                                    ------------
SHORT-TERM INVESTMENT -- 2.0%
   SEI Daily Income Trust, Government Money
      Market Fund, Cl A, 0.050% (A)
      (Cost $2,694,141) .............................   2,694,141      2,694,141
                                                                    ------------
   Total Investments -- 99.8%
      (Cost $118,977,858) ...........................               $130,950,752
                                                                    ============

     Percentages are based on Net Assets of $131,184,406.

*    Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of October 31, 2009.

Cl - Class

As of October 31, 2009, all of the Fund's investments are Level 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND
                                                                OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Financial Services             22.1%
Producer Durables              13.0%
Health Care                    11.0%
Technology                     10.0%
Materials & Processing          9.5%
Consumer Discretionary          7.5%
Consumer Staples                7.5%
Energy                          7.0%
Utilities                       6.7%
Short-Term Investment           3.7%
Real Estate Investment Trust    2.0%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.3%

                                                          SHARES        VALUE
                                                        ---------   ------------
CONSUMER DISCRETIONARY -- 7.6%
   BJ's Wholesale Club* .............................      98,200   $  3,439,946
   BorgWarner .......................................     114,200      3,462,544
   Gentex ...........................................     208,400      3,336,484
   Tupperware Brands ................................      56,800      2,557,136
                                                                    ------------
                                                                      12,796,110
                                                                    ------------
CONSUMER STAPLES -- 7.5%
   Alberto-Culver, Cl B .............................     132,900      3,564,378
   Dr. Pepper Snapple Group* ........................     118,300      3,224,858
   JM Smucker .......................................      62,200      3,279,806
   Molson Coors Brewing, Cl B .......................      52,300      2,561,131
                                                                    ------------
                                                                      12,630,173
                                                                    ------------
ENERGY -- 7.0%
   Cabot Oil & Gas ..................................      86,700      3,335,349
   Magellan Midstream Partners LP (A) ...............      66,700      2,590,628
   Plains All American Pipeline LP (A) ..............      53,800      2,573,254
   Plains Exploration & Production* .................     127,200      3,370,800
                                                                    ------------
                                                                      11,870,031
                                                                    ------------
FINANCIAL SERVICES -- 22.3%
   Axis Capital Holdings ............................     108,200      3,125,898
   Commerce Bancshares ..............................      90,700      3,479,252
   Eaton Vance ......................................     118,700      3,369,893
   Everest Re Group .................................      38,300      3,350,867
   Factset Research Systems .........................      28,400      1,819,020

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND
                                                                OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                          SHARES        VALUE
                                                        ---------   ------------
FINANCIAL SERVICES -- CONTINUED
   HCC Insurance Holdings ...........................     119,700   $  3,158,883
   Hudson City Bancorp ..............................     266,700      3,504,438
   Lazard, Cl A (A) .................................      80,200      3,027,550
   People's United Financial ........................     213,200      3,417,596
   Safety Insurance Group ...........................      50,900      1,703,623
   Total System Services ............................     210,000      3,353,700
   Transatlantic Holdings ...........................      33,000      1,666,500
   Willis Group Holdings ............................      99,687      2,691,549
                                                                    ------------
                                                                      37,668,769
                                                                    ------------
HEALTH CARE -- 11.1%
   Cephalon* ........................................      28,900      1,577,362
   Conmed* ..........................................      82,800      1,754,532
   DENTSPLY International ...........................      95,400      3,144,384
   Laboratory Corp of America Holdings* .............      50,800      3,499,612
   Mead Johnson Nutrition, CI A .....................      81,600      3,430,464
   Natus Medical* ...................................      57,062        792,591
   Talecris Biotherapeutics Holdings* ...............      77,700      1,558,662
   Universal Health Services, Cl B ..................      54,800      3,049,620
                                                                    ------------
                                                                      18,807,227
                                                                    ------------
MATERIALS & PROCESSING -- 9.7%
   Airgas ...........................................      69,200      3,069,712
   Albemarle ........................................      99,700      3,148,526
   Allegheny Technologies ...........................      55,500      1,712,730
   Aptargroup .......................................      94,000      3,319,140
   Cliffs Natural Resources .........................      46,300      1,646,891
   Eastman Chemical .................................      64,100      3,365,891
                                                                    ------------
                                                                      16,262,890
                                                                    ------------
PRODUCER DURABLES -- 13.1%
   AGCO* ............................................     122,800      3,451,908
   Alexander & Baldwin ..............................     104,000      2,998,320
   Alliant Techsystems* .............................      41,300      3,212,314
   Brink's Home Security Holdings* ..................     109,300      3,386,114
   Gardner Denver* ..................................      47,700      1,712,907
   Jacobs Engineering Group* ........................      75,500      3,192,895
   Manpower .........................................      19,800        938,718

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND
                                                                OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                          SHARES        VALUE
                                                        ---------   ------------
PRODUCER DURABLES -- CONTINUED
   Navistar International* ..........................      47,500   $  1,574,150
   URS* .............................................      43,046      1,672,768
                                                                    ------------
                                                                      22,140,094
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.0%
   Equity Lifestyle Properties ......................      37,200      1,727,940
   Healthcare Realty Trust ..........................      77,200      1,608,076
                                                                    ------------
                                                                       3,336,016
                                                                    ------------
TECHNOLOGY -- 10.2%
   Altera ...........................................      80,400      1,591,116
   Amphenol, Cl A ...................................      46,700      1,873,604
   CACI International, Cl A* ........................      70,000      3,333,400
   CommScope* .......................................     121,900      3,293,738
   McAfee* ..........................................      86,900      3,639,372
   Sybase* ..........................................      85,400      3,378,424
                                                                    ------------
                                                                      17,109,654
                                                                    ------------
UTILITIES -- 6.8%
   DPL ..............................................     129,500      3,281,530
   DTE Energy .......................................      46,000      1,701,080
   Southern Union ...................................     160,900      3,148,813
   Wisconsin Energy .................................      77,900      3,401,893
                                                                    ------------
                                                                      11,533,316
                                                                    ------------
   Total Common Stock
      (Cost $146,303,872) ...........................                164,154,280
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND
                                                                OCTOBER 31, 2009

SHORT-TERM INVESTMENT -- 3.7%

                                                          SHARES        VALUE
                                                        ---------   ------------
   SEI Daily Income Trust Government, Money
      Market Fund, Cl A, 0.050% (B)
      (Cost $6,263,597) .............................   6,263,597   $  6,263,597
                                                                    ------------
   Total Investments -- 101.0%
      (Cost $152,567,469) ...........................               $170,417,877
                                                                    ============

     Percentages are based on Net Assets of $168,700,332.

*    Non-income producing security.

(A) Securities considered Master Limited Partnership. At October 31, 2009, these securities amounted to $8,191,432 or 4.86% of net assets.

(B)  The rate reported is the 7-day effective yield as of October 31, 2009.

Cl - Class

LP - Limited Partnership

As of October 31, 2009, all of the Fund's investments are Level 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG SMALLCAP VALUE FUND
                                                         OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Producer Durables              23.6%
Consumer Discretionary         17.4%
Financial Services             13.5%
Materials & Processing         10.3%
Consumer Staples                9.7%
Utilities                       8.2%
Technology                      7.1%
Energy                          3.5%
Real Estate Investment Trust    3.5%
Health Care                     1.7%
Short-Term Investments          1.5%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 98.9%

                                                       SHARES         VALUE
                                                     ----------   ------------
CONSUMER DISCRETIONARY -- 17.4%
   BJ's Wholesale Club* ..........................       12,200   $    427,366
   Gentex ........................................       32,400        518,724
   Jarden ........................................       16,700        457,413
   John Wiley & Sons, Cl A .......................       12,900        454,338
   Marcus ........................................       34,100        398,970
   Vail Resorts* .................................       12,400        427,056
   Valueclick* ...................................       43,200        425,088
   Wolverine World Wide ..........................       17,300        442,534
                                                                  ------------
                                                                     3,551,489
                                                                  ------------
CONSUMER STAPLES -- 9.8%
   Casey's General Stores ........................       14,400        454,032
   Chattem* ......................................        7,200        456,264
   Diamond Foods .................................        6,600        198,990
   J&J Snack Foods ...............................       11,100        434,787
   Spartan Stores ................................       31,000        438,960
                                                                  ------------
                                                                     1,983,033
                                                                  ------------
ENERGY -- 3.5%
   Approach Resources* ...........................       11,000         85,360
   Atlas Energy ..................................       16,600        434,588
   Rex Energy* ...................................       23,200        187,688
                                                                  ------------
                                                                       707,636
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG SMALLCAP VALUE FUND
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                       SHARES         VALUE
                                                     ----------   ------------
FINANCIAL SERVICES -- 13.6%
   Bancfirst .....................................        5,500   $    198,605
   Chemical Financial ............................       12,750        279,863
   First Niagara Financial Group .................       36,900        473,796
   Knight Capital Group, Cl A* ...................       25,600        431,360
   Stifel Financial* .............................        8,050        418,278
   Suffolk Bancorp ...............................        3,500         97,860
   Texas Capital Bancshares* .....................       27,700        403,589
   UMB Financial .................................       11,600        461,332
                                                                  ------------
                                                                     2,764,683
                                                                  ------------
HEALTH CARE -- 1.7%
   CryoLife* .....................................       59,000        354,000
                                                                  ------------
MATERIALS & PROCESSING -- 10.3%
   Aptargroup ....................................        6,100        215,391
   Kaydon ........................................       13,400        468,866
   Lennox International ..........................        6,000        202,020
   Northwest Pipe* ...............................       13,600        409,360
   Sensient Technologies .........................       17,400        440,046
   Thompson Creek Metals* ........................       35,400        360,372
                                                                  ------------
                                                                     2,096,055
                                                                  ------------
PRODUCER DURABLES -- 23.8%
   AO Smith ......................................       10,800        428,004
   Astec Industries* .............................       16,300        374,900
   BE Aerospace* .................................       21,300        377,649
   Brink's Home Security Holdings* ...............       15,800        489,484
   Genesee & Wyoming, Cl A* ......................       14,700        426,447
   Landstar System ...............................       12,200        429,928
   Layne Christensen* ............................        6,500        168,350
   Middleby* .....................................        9,300        421,383
   Moog, Cl A* ...................................       15,100        377,047
   Rollins .......................................       23,500        424,880
   Teledyne Technologies* ........................       13,500        461,160
   Wabtec ........................................       12,600        463,176
                                                                  ------------
                                                                     4,842,408
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG SMALLCAP VALUE FUND
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                       SHARES         VALUE
                                                     ----------   ------------
REAL ESTATE INVESTMENT TRUSTS -- 3.5%
   Equity Lifestyle Properties ...................       10,900   $    506,305
   Mack-Cali Realty ..............................        6,800        210,460
                                                                  ------------
                                                                       716,765
                                                                  ------------
TECHNOLOGY -- 7.1%
   Mantech International, Cl A* ..................        9,400        412,284
   MKS Instruments* ..............................       21,900        342,516
   Perot Systems, Cl A* ..........................        7,500        224,550
   Progress Software* ............................       20,600        475,860
                                                                  ------------
                                                                     1,455,210
                                                                  ------------
UTILITIES -- 8.2%
   Avista ........................................       21,300        403,848
   Cleco .........................................       18,300        452,925
   Portland General Electric .....................       22,200        412,698
   Westar Energy .................................       21,100        404,065
                                                                  ------------
                                                                     1,673,536
                                                                  ------------
   Total Common Stock
      (Cost $18,936,602) .........................                  20,144,815
                                                                  ------------
SHORT-TERM INVESTMENT -- 1.5%
   SEI Daily Income Trust, Government Money
      Market Fund, Cl A, 0.050% (A)
      (Cost $297,616) ............................      297,616        297,616
                                                                  ------------
   Total Investments -- 100.4%
      (Cost $19,234,218) .........................                $ 20,442,431
                                                                  ============

     Percentages are based on Net Assets of $20,361,355.

*    Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of October 31, 2009.

Cl   - Class

As of October 31, 2009, all of the Fund's investments are Level 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG INCOME
                                                                OPPORTUNITY FUND
                                                                OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Energy                               19.7%
U.S. Government Agency Obligations   18.7%
U.S. Treasury Obligations            15.0%
Utilities                            13.8%
Real Estate Investment Trusts         5.0%
Consumer Staples                      5.0%
Financial Services                    4.6%
Short-Term Investments                4.4%
Consumer Discretionary                3.9%
Health Care                           3.7%
Technology                            3.5%
Producer Durables                     2.7%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 38.6%

                                                       SHARES         VALUE
                                                     ----------   ------------
CONSUMER DISCRETIONARY -- 1.2%
   McDonald's ....................................       27,900   $  1,635,219
                                                                  ------------
CONSUMER STAPLES -- 3.9%
   General Mills .................................       24,599      1,621,566
   Philip Morris International ...................       32,200      1,524,992
   Sysco .........................................       65,000      1,719,250
                                                                  ------------
                                                                     4,865,808
                                                                  ------------
ENERGY -- 16.2%
   Boardwalk Pipeline Partners LP (A) ............       62,000      1,594,640
   Chevron .......................................       22,800      1,745,112
   Duncan Energy Partners LP (A) .................       79,700      1,650,587
   Energy Transfer Equity LP (A) .................      113,455      3,236,871
   Enterprise Products Partners LP (A) ...........      112,141      3,144,434
   Hugoton Royalty Trust .........................       94,000      1,532,200
   Kinder Morgan Energy Partners LP (A) ..........       28,900      1,560,600
   Magellan Midstream Partners LP (A) ............       40,700      1,580,788
   Plains All American Pipeline LP (A) ...........       25,600      1,224,448
   Sunoco Logistics Partners LP (A) ..............       27,200      1,589,840
   Williams Pipeline Partners LP (A) .............       66,200      1,351,142
                                                                  ------------
                                                                    20,210,662
                                                                  ------------
FINANCIAL SERVICES -- 1.2%
   Travelers .....................................       31,700      1,578,343
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG INCOME
                                                                OPPORTUNITY FUND
                                                                OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                       SHARES         VALUE
                                                     ----------   ------------
HEALTH CARE -- 3.7%
   Bristol-Myers Squibb ..........................      140,300   $  3,058,540
   Johnson & Johnson .............................       26,200      1,547,110
                                                                  ------------
                                                                     4,605,650
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.5%
   Healthcare Realty Trust .......................       77,200      1,608,076
   Rayonier ......................................       40,300      1,554,774
                                                                  ------------
                                                                     3,162,850
                                                                  ------------
UTILITIES -- 9.9%
   American Electric Power .......................       49,900      1,507,978
   AT&T ..........................................      119,000      3,054,730
   PG&E ..........................................       76,500      3,128,085
   Southern ......................................       99,600      3,106,524
   Vodafone Group ADR ............................       71,700      1,591,023
                                                                  ------------
                                                                    12,388,340
                                                                  ------------
   Total Common Stock
      (Cost $46,112,837) .........................                  48,446,872
                                                                  ------------
PREFERRED STOCK -- 7.6%
CONSUMER DISCRETIONARY -- 2.5%
   Comcast, Ser B, 7.000% ........................      128,700      3,145,428
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS -- 2.4%
   Public Storage, Ser M, 6.625% .................      142,200      3,050,190
                                                                  ------------
UTILITIES -- 2.7%
   Dominion Resources, Ser A, 8.375% .............       68,000      1,821,040
   FPL Group Capital, Ser E, 7.450% ..............       59,245      1,554,589
                                                                  ------------
                                                                     3,375,629
                                                                  ------------
   Total Preferred Stock
      (Cost $9,292,104) ..........................                   9,571,247
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG INCOME
                                                                OPPORTUNITY FUND
                                                                OCTOBER 31, 2009

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.4%

                                                        FACE
                                                       AMOUNT         VALUE
                                                     ----------   ------------
FHLMC
   5.500%, 07/18/16 ..............................   $2,250,000   $  2,558,014
   3.750%, 03/27/19 ..............................    2,400,000      2,401,334
   2.125%, 03/23/12 ..............................    2,700,000      2,739,066
FNMA
   5.375%, 11/15/11 ..............................    2,300,000      2,498,292
   5.375%, 06/12/17 ..............................    2,750,000      3,109,428
   4.375%, 09/15/12 ..............................    2,250,000      2,419,529
   4.375%, 03/15/13 ..............................    2,000,000      2,162,716
   3.375%, 05/19/11 ..............................    2,000,000      2,081,430
   2.500%, 04/09/10 ..............................    3,000,000      3,029,058
                                                                  ------------
Total U.S. Government Agency Obligations
   (Cost $22,524,766) ............................                  22,998,867
                                                                  ------------
CORPORATE OBLIGATIONS -- 14.6%
CONSUMER STAPLES -- 1.0%
   Philip Morris International
      6.875%, 03/17/14 ...........................    1,100,000      1,259,223
                                                                  ------------
ENERGY -- 3.2%
   Anadarko Petroleum
      5.950%, 09/15/16 ...........................    1,750,000      1,876,871
   BHP Billiton Finance USA
      5.500%, 04/01/14 ...........................    1,000,000      1,098,500
   Marathon Oil
      5.900%, 03/15/18 ...........................    1,000,000      1,075,259
                                                                  ------------
                                                                     4,050,630
                                                                  ------------
FINANCIAL SERVICES -- 3.3%
   Bank of America
      7.625%, 06/01/19 ...........................    1,000,000      1,153,911
   Citigroup
      6.375%, 08/12/14 ...........................    1,200,000      1,273,049
   JPMorgan Chase
      6.300%, 04/23/19 ...........................    1,500,000      1,646,262
                                                                  ------------
                                                                     4,073,222
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG INCOME
                                                                OPPORTUNITY FUND
                                                                OCTOBER 31, 2009

CORPORATE OBLIGATIONS - CONTINUED

                                                        FACE
                                                       AMOUNT         VALUE
                                                     ----------   ------------
PRODUCER DURABLES -- 2.7%
   Boeing
      6.000%, 03/15/19 ...........................   $ 1,000,000   $ 1,109,494
   CSX
      6.250%, 04/01/15 ...........................     2,000,000     2,233,670
                                                                  ------------
                                                                     3,343,164
                                                                  ------------
TECHNOLOGY -- 3.4%
   Arrow Electronics
      6.000%, 04/01/20 ...........................     1,225,000     1,216,510
   Koninklijke Philips Electronics
      4.625%, 03/11/13 ...........................     1,200,000     1,266,074
   Oracle
      4.950%, 04/15/13 ...........................     1,700,000     1,840,882
                                                                  ------------
                                                                     4,323,466
                                                                  ------------
UTILITIES -- 1.0%
   AT&T
      6.700%, 11/15/13 ...........................     1,100,000     1,249,435
                                                                  ------------
   Total Corporate Obligations
      (Cost $16,781,254) .........................                  18,299,140
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 14.7%
   U.S. Treasury Notes
      3.375%, 11/30/12 ...........................     2,500,000     2,646,290
      3.250%, 05/31/16 ...........................     2,250,000     2,301,505
      2.625%, 05/31/10 ...........................     2,100,000     2,129,120
                                                                  ------------
                                                                     7,076,915
                                                                  ------------
   U.S Treasury Inflationary Protection Securities
      2.500%, 07/15/16 ...........................     1,750,000     2,032,339
      2.125%, 01/15/19 ...........................     2,400,000     2,568,176
      1.375%, 07/15/18 ...........................     2,300,000     2,312,321
      1.250%, 04/15/14 ...........................     1,500,000     1,570,948
      0.625%, 04/15/13 ...........................     2,800,000     2,884,210
                                                                  ------------
                                                                    11,367,994
                                                                  ------------
   Total U.S. Treasury Obligations
      (Cost $17,735,524) .........................                  18,444,909
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG INCOME
                                                                OPPORTUNITY FUND
                                                                OCTOBER 31, 2009

SHORT-TERM INVESTMENT -- 4.3%

                                                       SHARES         VALUE
                                                     ----------   ------------
SEI Daily Income Trust Government Money Market
   Fund, Cl A, 0.050% (B)
   (Cost $5,431,606)..............................    5,431,606   $  5,431,606
                                                                  ------------
Total Investments -- 98.2%
   (Cost $117,878,091)............................                $123,192,641
                                                                  ============

        Percentages are based on Net Assets of $125,398,092.

(A) Securities considered Master Limited Partnership. At October 31, 2009, these securities amounted to $16,933,350 or 13.50% of net assets.

(B)     The rate reported is the 7-day effective yield as of October 31, 2009.

ADR   - American Depositary Receipt

Cl    - Class

FHLMC - Federal Home Loan Mortgage Corporation

FNMA  - Federal National Mortgage Association

LP    - Limited Partnership

Ser   - Series

The following is a summary of the inputs used as of October 31, 2009 valuing the Fund's investments:

Investments in Securities                 Level 1       Level 2     Level 3       Total
-------------------------               -----------   -----------   -------   ------------
   Common Stock                         $48,446,872   $        --     $--     $ 48,446,872
   Preferred Stock                        9,571,247            --      --        9,571,247
   U.S. Government Agency Obligations            --    22,998,867      --       22,998,867
   Corporate Obligations                         --    18,299,140      --       18,299,140
   U.S. Treasury Obligations                     --    18,444,909      --       18,444,909
   Cash Equivalent                        5,431,606            --      --        5,431,606
                                        -----------   -----------     ---     ------------
Total Investments in Securities         $63,449,725   $59,742,916     $--     $123,192,641
                                        ===========   ===========     ===     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND
                                                               OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

U.S. Government Agency Obligations   14.6%
Energy                               13.1%
Financial Services                   12.7%
U.S. Treasury Obligations            11.5%
Technology                           10.4%
Producer Durables                     8.7%
Consumer Discretionary                7.0%
Health Care                           5.7%
Utilities                             5.2%
Short-Term Investments                5.1%
Consumer Staples                      3.4%
Materials & Processing                2.6%

+     Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 57.6%

                                                       SHARES         VALUE
                                                     ----------   ------------
CONSUMER DISCRETIONARY -- 6.9%
   Comcast, Cl A .................................        7,300   $    105,850
   DIRECTV Group* ................................        4,400        115,720
   Gap ...........................................        5,000        106,700
   eBay* .........................................        3,200         71,264
   Nike, Cl B ....................................        1,700        105,706
   Walt Disney ...................................        2,400         65,688
   Yum! Brands ...................................        2,100         69,195
                                                                  ------------
                                                                       640,123
                                                                  ------------
CONSUMER STAPLES -- 3.4%
   CVS/Caremark ..................................        3,900        137,670
   Philip Morris International ...................        2,200        104,192
   Sysco .........................................        2,700         71,415
                                                                  ------------
                                                                       313,277
                                                                  ------------
ENERGY -- 9.8%
   Anadarko Petroleum ............................        2,200        134,046
   Apache ........................................        1,500        141,180
   Chevron .......................................        2,400        183,696
   ConocoPhillips ................................        1,500         75,270
   Devon Energy ..................................          900         58,239
   Exxon Mobil ...................................        2,400        172,008
   Occidental Petroleum ..........................        1,900        144,172
                                                                  ------------
                                                                       908,611
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND
                                                               OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                       SHARES         VALUE
                                                     ----------   ------------
FINANCIAL SERVICES -- 10.0%
   ACE ....................... ...................        2,700   $    138,672
   Ameriprise Financial ..........................        2,000         69,340
   Bank of America ...............................        4,500         65,610
   BlackRock .....................................          200         43,298
   JPMorgan Chase ................................        3,800        158,726
   Mastercard, Cl A ..............................          500        109,510
   MetLife .......................................        2,000         68,060
   Travelers .....................................        2,800        139,412
   Wells Fargo ...................................        4,900        134,848
                                                                  ------------
                                                                       927,476
                                                                  ------------
HEALTH CARE -- 5.7%
   Becton Dickinson ..............................        1,000         68,360
   Bristol-Myers Squibb ..........................        3,000         65,400
   Covidien ......................................        1,700         71,604
   Johnson & Johnson .............................        1,800        106,290
   Merck .........................................        2,200         68,046
   Pfizer ........................................        8,700        148,161
                                                                  ------------
                                                                       527,861
                                                                  ------------
MATERIALS & PROCESSING -- 2.6%
   EI Du Pont de Nemours .........................        3,500        111,370
   Nucor .........................................        1,500         59,775
   Praxair .......................................          900         71,496
                                                                  ------------
                                                                       242,641
                                                                  ------------
PRODUCER DURABLES -- 7.7%
   Cummins .......................................        1,600         68,896
   Deere .........................................        3,200        145,760
   FedEx .........................................          900         65,421
   General Electric ..............................        5,700         81,282
   Honeywell International .......................        1,900         68,191
   ITT ...........................................        1,100         55,770
   Raytheon ......................................        1,200         54,336
   Union Pacific .................................        1,200         66,168
   United Technologies ...........................        1,800        110,610
                                                                  ------------
                                                                       716,434
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND
                                                               OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                       SHARES/
                                                        FACE
                                                       AMOUNT         VALUE
                                                     ----------   ------------
TECHNOLOGY -- 7.5%
   CA ............................................        3,300   $     69,036
   Cisco Systems* ................................        5,800        132,530
   Corning .......................................        9,100        132,951
   EMC* ..........................................        3,900         64,233
   Intel .........................................        3,600         68,796
   International Business Machines ...............          600         72,366
   Microsoft .....................................        2,900         80,417
   Oracle ........................................        3,300         69,630
                                                                  ------------
                                                                       689,959
                                                                  ------------
UTILITIES -- 4.0%
   AT&T ..........................................        6,300        161,721
   Exelon ........................................        1,400         65,744
   FPL Group .....................................        1,400         68,740
   PG&E ..........................................        1,700         69,513
                                                                  ------------
                                                                       365,718
                                                                  ------------
   Total Common Stock
      (Cost $4,854,175) ..........................                   5,332,100
                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
   FHLB
      3.875%, 01/15/10 ...........................   $   60,000         60,438
   FHLMC
      5.125%, 07/15/12 ...........................      100,000        109,791
      4.750%, 12/08/10 ...........................       80,000         83,661
      4.125%, 11/30/09 ...........................      100,000        100,299
      3.750%, 03/27/19 ...........................      100,000        100,056
      2.125%, 03/23/12 ...........................      100,000        101,447

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND
                                                               OCTOBER 31, 2009

U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

                                                        FACE
                                                       AMOUNT         VALUE
                                                     ----------   ------------
   FNMA
      5.375%, 11/15/11 ...........................   $  100,000   $    108,622
      5.375%, 06/12/17 ...........................      100,000        113,070
      5.000%, 04/15/15 ...........................       60,000         66,565
      4.375%, 09/15/12 ...........................      100,000        107,535
      4.375%, 03/15/13 ...........................      125,000        135,170
      4.250%, 08/15/10 ...........................      100,000        103,014
      3.375%, 05/19/11 ...........................      150,000        156,107
                                                                  ------------
   Total U.S. Government Agency Obligations
      (Cost $1,297,352) ..........................                   1,345,775
                                                                  ------------
CORPORATE OBLIGATIONS -- 10.7%
ENERGY -- 3.2%
   Apache
      5.250%, 04/15/13 ...........................       75,000         81,102
   BHP Billiton Finance USA
      5.500%, 04/01/14 ...........................       50,000         54,925
   General Electric
      5.000%, 02/01/13 ...........................       75,000         79,865
   Marathon Oil
      5.900%, 03/15/18 ...........................       75,000         80,644
                                                                  ------------
                                                                       296,536
                                                                  ------------
FINANCIAL SERVICES -- 2.6%
   Ace INA Holdings
      5.600%, 05/15/15 ...........................       50,000         54,267
   Berkshire Hathaway
      5.125%, 09/15/12 ...........................       75,000         81,754
   Citigroup
      5.500%, 10/15/14 ...........................       75,000         76,916
   JPMorgan Chase
      6.300%, 04/23/19 ...........................       25,000         27,438
                                                                  ------------
                                                                       240,375
                                                                  ------------
PRODUCER DURABLES -- 0.9%
   Burlington Northern Santa Fe
      5.650%, 05/01/17 ...........................       75,000         80,529
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND
                                                               OCTOBER 31, 2009

CORPORATE OBLIGATIONS - CONTINUED

                                                        FACE
                                                       AMOUNT         VALUE
                                                     ----------   ------------
TECHNOLOGY -- 2.9%
   Koninklijke Philips Electronics
      4.625%, 03/11/13 ...........................   $   75,000   $     79,130
   Oracle
      4.950%, 04/15/13 ...........................      100,000        108,287
   Vodafone Group
      4.150%, 06/10/14 ...........................       75,000         77,572
                                                                  ------------
                                                                       264,989
                                                                  ------------
UTILITIES -- 1.1%
   AT&T
      6.700%, 11/15/13 ...........................       50,000         56,792
   Southern
      4.150%, 05/15/14 ...........................       50,000         52,012
                                                                  ------------
                                                                       108,804
                                                                  ------------
   Total Corporate Obligations
      (Cost $931,325) ............................                     991,233
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 11.4%
   U.S. Treasury Bill
      0.265%, 03/11/10 (A) .......................       75,000         74,972
                                                                  ------------
   U.S. Treasury Notes
      5.125%, 05/15/16 ...........................      105,000        119,479
      4.000%, 02/15/15 ...........................      110,000        118,748
      3.625%, 08/15/19 ...........................      100,000        101,922
      3.375%, 11/30/12 ...........................      125,000        132,314
      2.625%, 05/31/10 ...........................       75,000         76,040
                                                                  ------------
                                                                       548,503
                                                                  ------------
   U.S. Treasury Inflationary Protection
      Securities
      2.500%, 07/15/16 ...........................       75,000         87,100
      2.125%, 01/15/19 ...........................       75,000         80,256
      1.375%, 07/15/18 ...........................      100,000        100,536
      1.250%, 04/15/14 ...........................       50,000         52,365
      0.625%, 04/15/13 ...........................      110,000        113,308
                                                                  ------------
                                                                       433,565
                                                                  ------------
   Total U.S. Treasury Obligations
      (Cost $1,001,835) ..........................                   1,057,040
                                                                  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND
                                                               OCTOBER 31, 2009

SHORT-TERM INVESTMENT -- 5.1%

                                                       SHARES         VALUE
                                                     ----------   ------------
   SEI Daily Income Trust, Government Money
      Market Fund, Cl A, 0.050% (B)
      (Cost $473,258) ............................      473,258   $    473,258
                                                                  ------------
   Total Investments -- 99.4%
      (Cost $8,557,945) ..........................                $  9,199,406
                                                                  ============

      Percentages are based on Net Assets of $9,250,888.

*     Non-income producing security.

(A)   The rate reported is the effective yield at time of purchase.

(B)   The rate reported is the 7-day effective yield as of October 31, 2009.

Cl    - Class

FHLB  - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA  - Federal National Mortgage Association

The following is a summary of the inputs used as of October 31, 2009 valuing the Fund's investments:

Investments in Securities                 Level 1     Level 2     Level 3      Total
-------------------------               ----------   ----------   -------   ----------
Common Stock ........................   $5,332,100   $       --     $--     $5,332,100
U.S. Government Agency Obligations ..           --    1,345,775      --      1,345,775
Corporate Obligations ...............           --      991,233      --        991,233
U.S. Treasury Obligations ...........           --    1,057,040      --      1,057,040
Cash Equivalent .....................      473,258           --      --        473,258
                                        ----------   ----------     ---     ----------
Total Investments in Securities .....   $5,805,358   $3,394,048     $--     $9,199,406
                                        ==========   ==========     ===     ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND                                 WHG FUNDS
                                                                OCTOBER 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                                WHG             WHG          WHG
                                                              LARGECAP        SMIDCAP      SMALLCAP
                                                             VALUE FUND        FUND       VALUE FUND
                                                           -------------   ------------   -----------
ASSETS:
Investments, at Value (Cost $118,977,858,
   $152,567,469, and $19,234,218, respectively) ........   $130,950,752    $170,417,877   $20,442,431
Cash ...................................................          4,545              --            --
Receivable for Capital Shares Sold .....................        121,709         357,839        35,165
Receivable for Investment Securities Sold ..............      1,357,923         192,574            --
Dividends Receivable ...................................        182,814         115,231         9,916
Reclaims Receivable ....................................          1,397              --            --
Prepaid Expenses .......................................         22,640          14,072         5,706
                                                           ------------    ------------   -----------
   TOTAL ASSETS ........................................    132,641,780     171,097,593    20,493,218
                                                           ------------    ------------   -----------
LIABILITIES:
Payable for Investment Securities Purchased ............      1,071,923       2,172,069        80,770
Payable for Capital Shares Redeemed ....................        246,686          10,914         3,012
Payable due to Investment Adviser ......................         75,063         129,165        13,629
Payable due to Administrator ...........................         13,099          16,577         2,107
Chief Compliance Officer Fees Payable ..................          1,939           2,438           315
Payable due to Trustees ................................          2,675           3,364           435
Payable for Distribution Fees -- Class A ...............          1,106              --            --
Other Accrued Expenses .................................         44,883          62,734        31,595
                                                           ------------    ------------   -----------
   TOTAL LIABILITIES ...................................      1,457,374       2,397,261       131,863
                                                           ------------    ------------   -----------
NET ASSETS .............................................   $131,184,406    $168,700,332   $20,361,355
                                                           ============    ============   ===========
NET ASSETS CONSIST OF:
Paid-in Capital ........................................   $137,934,075    $166,764,921   $25,630,389
Undistributed Net Investment Income ....................      1,105,204         443,265            --
Accumulated Net Realized Loss on Investments ...........    (19,827,767)    (16,358,262)   (6,477,247)
Net Unrealized Appreciation on Investments .............     11,972,894      17,850,408     1,208,213
                                                           ------------    ------------   -----------
   NET ASSETS ..........................................   $131,184,406    $168,700,332   $20,361,355
                                                           ============    ============   ===========
INSTITUTIONAL CLASS SHARES:
Net Assets .............................................   $125,932,945    $168,700,332   $20,361,355
Outstanding Shares of Beneficial Interest
   (unlimited authorization--no par value) .............     14,572,965      14,959,986     2,862,778
                                                           ============    ============   ===========
Net Asset Value, Offering and
   Redemption Price per Share ..........................   $       8.64    $      11.28   $      7.11
                                                           ============    ============   ===========
CLASS A SHARES:
Net Assets .............................................   $  5,251,461             N/A           N/A
Outstanding Shares of Beneficial Interest
   (unlimited authorization--no par value) .............        608,197             N/A           N/A
                                                           ============    ============   ===========
Net Asset Value and
   Redemption Price per Share ..........................   $       8.63             N/A           N/A
                                                           ============    ============   ===========
Maximum Offering Price per Share .......................   $       9.08             N/A           N/A
                                                           ============    ============   ===========
                                                           ($8.63/95.00%)

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG FUNDS
                                                                OCTOBER 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                                                                   WHG
                                                                 INCOME           WHG
                                                               OPPORTUNITY      BALANCED
                                                                  FUND            FUND
                                                              ------------    -----------
ASSETS:
Investments, at Value (Cost $117,878,091 and
   $8,557,945, respectively) ..............................   $123,192,641    $ 9,199,406
Cash ......................................................             --            190
Dividends and Interest Receivable .........................        848,873         42,051
Receivable for Capital Shares Sold ........................        213,185          3,097
Receivable for Investment Securities Sold .................      1,435,820         55,118
Receivable from Investment Adviser ........................             --          1,509
Reclaims Receivable .......................................             --             61
Prepaid Expenses ..........................................         18,295         11,223
                                                              ------------    -----------
   TOTAL ASSETS ...........................................    125,708,814      9,312,655
                                                              ------------    -----------
LIABILITIES:
Payable for Capital Shares Redeemed .......................        173,386             --
Payable for Investment Securities Purchased ...............             --         32,026
Payable due to Investment Adviser .........................         79,331             --
Payable due to Administrator ..............................         12,309            922
Payable due to Trustees ...................................          2,592            191
Chief Compliance Officer Fees Payable .....................          1,879            144
Payable for Distribution Fees--Class A ....................            114             --
Other Accrued Expenses ....................................         41,111         28,484
                                                              ------------    -----------
   TOTAL LIABILITIES ......................................        310,722         61,767
                                                              ------------    -----------
NET ASSETS ................................................   $125,398,092    $ 9,250,888
                                                              ============    ===========
NET ASSETS:
Paid-in Capital ...........................................   $137,579,188    $10,506,588
Undistributed Net Investment Income .......................        837,033         11,250
Accumulated Net Realized Loss on Investments ..............    (18,332,679)    (1,908,411)
Net Unrealized Appreciation on Investments ................      5,314,550        641,461
                                                              ------------    -----------
   NET ASSETS .............................................   $125,398,092    $ 9,250,888
                                                              ============    ===========
INSTITUTIONAL CLASS SHARES:
Net Assets ................................................   $124,855,553    $ 9,250,888
Outstanding Shares of Beneficial Interest
   (unlimited authorization--no par value) ................     12,837,753      1,009,072
                                                              ------------    -----------
Net Asset Value, Offering and Redemption Price per Share ..   $       9.73    $      9.17
                                                              ============    ===========
CLASS A SHARES:
Net Assets ................................................   $    542,539            N/A
Outstanding Shares of Beneficial Interest
   (unlimited authorization--no par value) ................         55,776            N/A
                                                              ============    ===========
Net Asset Value and Redemption Price per Share ............   $       9.73            N/A
                                                              ============    ===========
Maximum Offering Price per Share ..........................   $      10.24            N/A
                                                              ============    ===========
                                                              ($9.73/95.00%)

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               WHG FUNDS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2009

STATEMENTS OF OPERATIONS

                                               WHG             WHG           WHG
                                             LARGECAP        SMIDCAP       SMALLCAP
                                            VALUE FUND        FUND        VALUE FUND
                                           ------------   ------------   -----------
INVESTMENT INCOME
Dividends ..............................   $  2,250,134   $  2,426,736   $   237,163
                                           ------------   ------------   -----------
   TOTAL INVESTMENT INCOME .............      2,250,134      2,426,736       237,163
                                           ------------   ------------   -----------
EXPENSES
Investment Advisory Fees ...............        696,141        885,668       151,516
Administration Fees ....................        143,985        183,101        28,658
Trustees' Fees .........................         10,289         13,337         2,079
Chief Compliance Officer Fees ..........          5,204          6,325         1,728
Distribution Fees -- Class A ...........          7,583             --            --
Shareholder Servicing Fee ..............             --         73,747        19,540
Transfer Agent Fees ....................         77,028         56,553        31,356
Registration and Filing Fees ...........         45,385         24,578        24,181
Professional Fees ......................         37,331         40,642        21,848
Printing Fees ..........................         19,705         24,420         3,447
Custodian Fees .........................          8,442          7,247         2,899
Other Expenses .........................          9,847         12,194         3,088
                                           ------------   ------------   -----------
   TOTAL EXPENSES ......................      1,060,940      1,327,812       290,340
Less:
Waiver of Investment Advisory Fees .....       (124,897)            --       (67,482)
Advisory Waiver Recapture ..............             --        138,659            --
Fees Paid Indirectly ...................           (269)          (185)          (88)
                                           ------------   ------------   -----------
   NET EXPENSES ........................        935,774      1,466,286       222,770
                                           ------------   ------------   -----------
NET INVESTMENT INCOME ..................      1,314,360        960,450        14,393
                                           ------------   ------------   -----------
NET REALIZED LOSS ON INVESTMENTS .......    (14,993,975)   (11,124,396)   (2,886,305)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS .......     21,223,633     39,165,239     3,740,196
                                           ------------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ......................      6,229,658     28,040,843       853,891
                                           ------------   ------------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................   $  7,544,018   $ 29,001,293   $   868,284
                                           ============   ============   ===========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               WHG FUNDS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2009

STATEMENTS OF OPERATIONS - CONTINUED

                                                                WHG
                                                               INCOME         WHG
                                                            OPPORTUNITY     BALANCED
                                                                FUND          FUND
                                                           ------------   -----------
INVESTMENT INCOME
Interest ...............................................   $  2,504,130   $   138,707
Dividends ..............................................      1,704,927       118,508
                                                           ------------   -----------
   TOTAL INVESTMENT INCOME .............................      4,209,057       257,215
                                                           ------------   -----------
EXPENSES
Investment Advisory Fees ...............................        747,923        64,782
Administration Fees ....................................        159,829        14,184
Trustees' Fees .........................................         11,010           962
Chief Compliance Officer Fees ..........................          6,793           820
Transfer Agent Fees ....................................         79,457        28,916
Professional Fees ......................................         39,004        19,934
Registration and Filing Fees ...........................         34,096        18,779
Printing Fees ..........................................         16,480         1,587
Custodian Fees .........................................          4,899         2,425
Distribution Fees -- Class A ...........................          1,263            --
Other Expenses .........................................         11,361        15,518
                                                           ------------   -----------
   TOTAL EXPENSES ......................................      1,112,115       167,907
Less:
Waiver of Investment Advisory Fees .....................       (113,546)      (64,782)
Reimbursement from Investment Advisor ..................             --       (16,692)
Fees Paid Indirectly ...................................           (100)          (60)
                                                           ------------   -----------
   NET EXPENSES ........................................        998,469        86,373
                                                           ------------   -----------
NET INVESTMENT INCOME ..................................      3,210,588       170,842
                                                           ------------   -----------
NET REALIZED LOSS ON INVESTMENTS .......................    (14,467,707)   (1,387,025)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS ......................................     18,461,118     1,560,883
                                                           ------------   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........      3,993,411       173,858
                                                           ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $  7,203,999   $   344,700
                                                           ============   ===========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
OPERATIONS:
   Net Investment Income .......................   $  1,314,360   $     579,766
   Net Realized Loss on Investments ............    (14,993,975)     (4,824,747)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ............     21,223,633     (12,260,801)
                                                   ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................      7,544,018     (16,505,782)
                                                   ------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
   Institutional Class .........................       (718,564)       (210,040)
   Class A .....................................         (5,127)             --
                                                   ------------   -------------
                                                       (723,691)       (210,040)
   Net Realized Gains:
   Institutional Class .........................             --        (497,135)
                                                   ------------   -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........       (723,691)       (707,175)
                                                   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS:
   Issued ......................................     92,450,418      56,455,700
   Reinvestment of Dividends ...................        591,885         690,319
   Redeemed ....................................    (26,672,225)    (10,413,162)
                                                   ------------   -------------
   INCREASE IN NET ASSETS DERIVED FROM
      INSTITUTIONAL CLASS TRANSACTIONS .........     66,370,078      46,732,857
                                                   ------------   -------------
   CLASS A*:
   Issued ......................................      5,501,318       1,026,016
   Reinvestment of Dividends ...................          5,127              --
   Redeemed ....................................     (1,691,569)       (208,054)
                                                   ------------   -------------
   INCREASE IN NET ASSETS FROM
      CLASS A TRANSACTIONS .....................      3,814,876         817,962
                                                   ------------   -------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ...............     70,184,954      47,550,819
                                                   ------------   -------------
   TOTAL INCREASE IN NET ASSETS ................     77,005,281      30,337,862
                                                   ------------   -------------

*    CLASS A SHARES COMMENCED OPERATIONS ON DECEMBER 31, 2007.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
NET ASSETS:
   Beginning of Period .........................   $ 54,179,125   $  23,841,263
                                                   ------------   -------------
   End of Period ...............................   $131,184,406   $  54,179,125
                                                   ============   =============
   Undistributed Net Investment Income .........   $  1,105,204   $     514,535
                                                   ============   =============
SHARES ISSUED AND REDEEMED
   INSTITUTIONAL CLASS:
   Issued ......................................     11,834,156       5,191,904
   Reinvestment of Dividends ...................         73,618          56,288
   Redeemed ....................................     (3,456,963)       (962,580)
                                                   ------------   -------------
   TOTAL INSTITUTIONAL CLASS TRANSACTIONS ......      8,450,811       4,285,612
                                                   ------------   -------------
   CLASS A*:
   Issued ......................................        741,174         102,822
   Reinvestment of Dividends ...................            637              --
   Redeemed ....................................       (210,687)        (25,749)
                                                   ------------   -------------
   TOTAL CLASS A TRANSACTIONS ..................        531,124          77,073
                                                   ------------   -------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .......................      8,981,935       4,362,685
                                                   ============   =============

*    CLASS A SHARES COMMENCED OPERATIONS ON DECEMBER 31, 2007.

AMOUNTS DESIGNATED AS "--" ARE ZERO SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
OPERATIONS:
   Net Investment Income .......................   $    960,450   $     662,492
   Net Realized Loss on Investments ............    (11,124,396)     (5,577,211)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ............     39,165,239     (26,072,010)
                                                   ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................     29,001,293     (30,986,729)
                                                   ------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .......................       (502,542)       (915,594)
   Net Realized Gains ..........................             --      (1,680,350)
                                                   ------------   -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........       (502,542)     (2,595,944)
                                                   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued ......................................     92,406,848      71,594,453
   Reinvestment of Dividends ...................        479,961       2,486,649
   Redeemed ....................................    (30,160,531)    (29,938,431)
                                                   ------------   -------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ...............     62,726,278      44,142,671
                                                   ------------   -------------
   TOTAL INCREASE IN NET ASSETS ................     91,225,029      10,559,998
                                                   ------------   -------------
NET ASSETS:
   Beginning of Year ...........................     77,475,303      66,915,305
                                                   ------------   -------------
   End of Year .................................   $168,700,332   $  77,475,303
                                                   ============   =============
   Undistributed Net Investment Income .........   $    443,265   $     241,914
                                                   ============   =============
SHARES ISSUED AND REDEEMED:
   Issued ......................................      9,886,635       5,785,276
   Reinvestment of Dividends ...................         54,106         193,999
   Redeemed ....................................     (3,212,519)     (2,582,310)
                                                   ------------   -------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .......................      6,728,222       3,396,965
                                                   ============   =============

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG SMALLCAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
OPERATIONS:
   Net Investment Income .......................   $     14,393   $     118,936
   Net Realized Loss on Investments ............     (2,886,305)     (3,532,714)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ............      3,740,196      (2,776,092)
                                                   ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................        868,284      (6,189,870)
                                                   ------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .......................        (63,074)        (71,633)
   Return of Capital ...........................         (4,677)             --
                                                   ------------   -------------
   Total Dividends and Distributions ...........        (67,751)        (71,633)
                                                   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued ......................................      7,538,535      16,955,815
   Reinvestment of Dividends ...................         65,463          66,846
   Redeemed ....................................     (5,328,916)     (5,262,381)
                                                   ------------   -------------
   NET INCREASE IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS ..........      2,275,082      11,760,280
                                                   ------------   -------------
   TOTAL INCREASE IN NET ASSETS ................      3,075,615       5,498,777
                                                   ------------   -------------
NET ASSETS:
   Beginning of Year ...........................     17,285,740      11,786,963
                                                   ------------   -------------
   End of Year .................................   $ 20,361,355   $  17,285,740
                                                   ============   =============
   Undistributed (Distributions in excess)
   Net Investment Income .......................   $         --   $      52,767
                                                   ============   =============
SHARES ISSUED AND REDEEMED:
   Issued ......................................      1,233,618       1,906,235
   Reinvestment of Dividends ...................         10,375           7,000
   Redeemed ....................................       (849,268)       (586,194)
                                                   ------------   -------------
   NET INCREASE IN SHARES OUTSTANDING
      FROM SHARE TRANSACTIONS ..................        394,725       1,327,041
                                                   ============   =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      WHG INCOME OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
OPERATIONS:
   Net Investment Income .......................   $  3,210,588   $   4,550,641
   Net Realized Loss on Investments ............    (14,467,707)     (3,872,383)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ............     18,461,118     (12,435,136)
                                                   ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................      7,203,999     (11,756,878)
                                                   ------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
   Institutional Class .........................     (2,858,620)     (4,171,037)
   Class A .....................................        (13,546)        (10,593)
                                                   ------------   -------------
                                                     (2,872,166)     (4,181,630)
                                                   ------------   -------------
   Net Realized Gains:
   Institutional Class .........................             --      (2,201,273)
                                                   ------------   -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........     (2,872,166)     (6,382,903)
                                                   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL CLASS:
   Issued ......................................     85,133,343     102,215,781
   Reinvestment of Dividends ...................      2,836,165       6,342,972
   Redeemed ....................................    (81,187,465)   (101,118,952)
                                                   ------------   -------------
   INCREASE IN NET ASSETS DERIVED FROM
      INSTITUTIONAL CLASS TRANSACTIONS .........      6,782,043       7,439,801
                                                   ------------   -------------
   CLASS A*:
   Issued ......................................         61,104         505,095
   Reinvestment of Dividends ...................         13,544          10,593
   Redeemed ....................................        (36,180)             --
                                                   ------------   -------------
   INCREASE IN NET ASSETS DERIVED FROM
      CLASS A TRANSACTIONS .....................         38,468         515,688
                                                   ------------   -------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ...............      6,820,511       7,955,489
                                                   ------------   -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....     11,152,344     (10,184,292)
                                                   ------------   -------------

*    CLASS A SHARES COMMENCED OPERATIONS ON DECEMBER 31, 2007.

 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      WHG INCOME OPPORTUNITY FUND

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
NET ASSETS:
   Beginning of Period .........................   $114,245,748   $ 124,430,040
                                                   ------------   -------------
   End of Period ...............................   $125,398,092   $ 114,245,748
                                                   ============   =============
   Undistributed Net Investment Income .........   $    837,033   $      52,058
                                                   ============   =============
SHARES ISSUED AND REDEEMED
   INSTITUTIONAL CLASS:
   Issued ......................................      9,211,126      10,232,950
   Reinvestment of Dividends ...................        304,568         638,218
   Redeemed ....................................     (8,883,484)    (10,396,436)
                                                   ------------   -------------
   TOTAL INSTITUTIONAL CLASS TRANSACTIONS ......        632,210         474,732
                                                   ------------   -------------
SHARES ISSUED AND REDEEMED
   CLASS A*:
   Issued ......................................          6,587          50,606
   Reinvestment of Dividends ...................          1,459           1,083
   Redeemed ....................................         (3,959)             --
                                                   ------------   -------------
   TOTAL CLASS A TRANSACTIONS ..................          4,087          51,689
                                                   ------------   -------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .......................        636,297         526,421
                                                   ============   =============

* CLASS A SHARES COMMENCED OPERATIONS ON DECEMBER 31, 2007.

AMOUNTS DESIGNATED AS "--" ARE ZERO SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2009            2008
                                                   ------------   -------------
OPERATIONS:
   Net Investment Income .......................   $    170,842   $     209,715
   Net Realized Loss on Investments ............     (1,387,025)       (521,094)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ............      1,560,883      (1,744,002)
                                                   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................        344,700      (2,055,381)
                                                   ------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .......................       (180,432)       (206,303)
   Capital Gains ...............................             --        (133,423)
                                                   ------------   -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...........       (180,432)       (339,726)
                                                   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued ......................................      1,915,217       1,865,116
   Reinvestment of Dividends ...................        171,994         321,607
   Redeemed ....................................     (1,672,779)       (819,141)
                                                   ------------   -------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ...............        414,432       1,367,582
                                                   ------------   -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....        578,700      (1,027,525)
                                                   ------------   -------------
NET ASSETS:
   Beginning of Year ...........................      8,672,188       9,699,713
                                                   ------------   -------------
   End of Year .................................   $  9,250,888   $   8,672,188
                                                   ============   =============
   Undistributed Net Investment Income .........   $     11,250   $      20,840
                                                   ============   =============
SHARES ISSUED AND REDEEMED:
   Issued ......................................        222,555         174,621
   Reinvestment of Dividends ...................         19,925          29,717
   Redeemed ....................................       (195,490)        (77,960)
                                                   ------------   -------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .......................         46,990         126,378
                                                   ============   =============

AMOUNTS DESIGNATED AS "--" ARE $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND
                                                             INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

                                                         SELECTED PER SHARE DATA & RATIOS
                                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                              ------------------------------------------------------
                                               YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                  2009          2008          2007         2006(1)
                                              -----------   -----------   -----------   ------------
Net Asset Value,
   Beginning of Period ....................    $   8.74      $ 12.98        $ 10.72       $10.00
                                               --------      -------        -------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) ...............        0.11         0.15           0.12         0.04
   Net Realized and Unrealized
      Gain (Loss) on Investments ..........       (0.12)       (4.08)          2.18         0.68
                                               --------      -------        -------       ------
   Total from Investment Operations .......       (0.01)       (3.93)          2.30         0.72
                                               --------      -------        -------       ------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ..................       (0.09)       (0.09)         (0.04)          --
   Net Realized Gains .....................          --        (0.22)            --           --
                                               --------      -------        -------       ------
   Total Dividends and Distributions ......       (0.09)       (0.31)         (0.04)          --
                                               --------      -------        -------       ------
   Net Asset Value, End of Period .........    $   8.64      $  8.74        $ 12.98       $10.72
                                               ========      =======        =======       ======
   TOTAL RETURN+ ..........................       (0.04)%     (30.94)%        21.54%        7.20%
                                               ========      =======        =======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .....    $125,933      $53,506        $23,841       $8,780
Ratio of Expenses to Average Net Assets ...        1.00%        1.00%          1.00%        1.00%*
Ratio of Expenses to Average
   Net Assets (Excluding Waivers,
   Expense Reimbursements and
   Fees Paid Indirectly) ..................        1.14%        1.41%          1.82%        3.39%*
Ratio of Net Investment Income
   to Average Net Assets ..................        1.43%        1.42%          1.04%        1.04%*
Portfolio Turnover Rate ...................          89%          70%            50%          13%**

AMOUNTS DESIGNATED AS "--" ARE $0.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    ANNUALIZED.

 ** NOT ANNUALIZED.

(1)  COMMENCED OPERATIONS ON JUNE 28, 2006.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG LARGECAP VALUE FUND
                                                                         CLASS A

FINANCIAL HIGHLIGHTS

                                                                     SELECTED PER
                                                                  SHARE DATA & RATIOS
                                                                FOR A SHARE OUTSTANDING
                                                                 THROUGHOUT THE PERIOD
                                                              --------------------------
                                                               YEAR ENDED   PERIOD ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                  2009         2008(1)
                                                              -----------   ------------
Net Asset Value, Beginning of Period ......................     $ 8.73       $ 12.10
                                                                ------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) ...............................       0.08          0.10
   Net Realized and Unrealized Loss on Investments ........      (0.11)        (3.47)
                                                                ------       -------
      Total from Investment Operations ....................      (0.03)        (3.37)
                                                                ------       -------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ..................................      (0.07)           --
                                                                ------       -------
      Total Dividends and Distributions ...................      (0.07)           --
                                                                ------       -------
Net Asset Value, End of Period ............................     $ 8.63       $  8.73
                                                                ======       =======
      TOTAL RETURN+ .......................................      (0.25)%      (27.85)%
                                                                ======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .....................     $5,251       $   673
Ratio of Expenses to Average Net Assets ...................       1.25%         1.25%*
Ratio of Expenses to Average Net Assets (Excluding Waivers,
   Expense Reimbursements and Fees Paid Indirectly) .......       1.35%         1.65%*
Ratio of Net Investment Income to Average Net Assets ......       0.95%         1.14%*
Portfolio Turnover Rate ...................................         89%           70%**

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    ANNUALIZED.

**   PORTFOLIO TURNOVER RATE IS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31,
     2008.

(1)  COMMENCED OPERATIONS ON DECEMBER 31, 2007.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 WHG SMIDCAP FUND

FINANCIAL HIGHLIGHTS

                                                           SELECTED PER SHARE DATA & RATIOS
                                                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                ------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                    2009          2008          2007         2006(1)
                                                -----------   -----------   -----------   ------------
Net Asset Value, Beginning of Period ........   $   9.41       $ 13.84       $ 11.47       $ 10.00
                                                --------       -------       -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) .................       0.08          0.11          0.26          0.06
   Net Realized and Unrealized
      Gain (Loss) on Investments ............       1.85         (4.03)         2.28          1.41
                                                --------       -------       -------       -------
   Total from Investment Operations .........       1.93         (3.92)         2.54          1.47
                                                --------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................      (0.06)        (0.17)        (0.09)           --
   Net Realized Gains .......................         --         (0.34)        (0.08)           --
                                                --------       -------       -------       -------
   Total Dividends and Distributions ........      (0.06)        (0.51)        (0.17)           --
                                                --------       -------       -------       -------
   Net Asset Value, End of Period ...........   $  11.28       $  9.41       $ 13.84       $ 11.47
                                                ========       =======       =======       =======
TOTAL RETURN+ ...............................      20.65%       (29.25)%       22.43%++      14.70%++
                                                ========       =======       =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .......   $168,700       $77,475       $66,915       $10,562
Ratio of Expenses to Average Net Assets .....       1.24%         1.25%         1.25%         1.25%*
Ratio of Expenses to Average
   Net Assets (Excluding Waivers,
   Expense Reimbursements and
   Fees Paid Indirectly) ....................       1.24%+++      1.25%+++      1.37%         3.20%*
Ratio of Net Investment Income
   to Average Net Assets ....................       0.81%         0.87%         1.96%         0.66%*
Portfolio Turnover Rate .....................         54%           81%           63%           42%**

AMOUNTS DESIGNATED AS "--" ARE $0.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD.

+++ RATIO INCLUDES PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED. THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

*    ANNUALIZED.

**   NOT ANNUALIZED.

(1)  COMMENCED OPERATIONS ON DECEMBER 19, 2005.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          WHG SMALLCAP VALUE FUND

FINANCIAL HIGHLIGHTS

                                                   SELECTED PER SHARE DATA & RATIOS
                                                        FOR A SHARE OUTSTANDING
                                                         THROUGHOUT THE PERIOD
                                               ----------------------------------------
                                                YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                               OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                   2009          2008         2007(1)
                                               -----------   -----------   ------------
Net Asset Value, Beginning of Period .......    $  7.00       $ 10.33       $ 10.00
                                                -------       -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) ................       0.01          0.07          0.04
   Net Realized and Unrealized
      Gain (Loss) on Investments ...........       0.13         (3.35)         0.29
                                                -------       -------       -------
   Total from Investment Operations ........       0.14         (3.28)         0.33
                                                -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...................      (0.03)        (0.05)           --
   Return of Capital .......................         --++          --            --
                                                -------       -------       -------
   Total Dividends and Distributions .......      (0.03)        (0.05)           --
                                                -------       -------       -------
   Net Asset Value, End of Period ..........    $  7.11       $  7.00       $ 10.33
                                                =======       =======       =======
   TOTAL RETURN+ ...........................       1.99%       (31.86)%        3.30%
                                                =======       =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......    $20,361       $17,286       $11,787
Ratio of Expenses to Average Net Assets ....       1.25%         1.25%         1.25%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Expense
   Reimbursements and Fees Paid
   Indirectly) .............................       1.63%         1.88%         2.94%*
Ratio of Net Investment Income
   to Average Net Assets ...................       0.08%         0.79%         0.72%*
Portfolio Turnover Rate ....................         82%           93%           25%**

AMOUNTS DESIGNATED AS "--" ARE $0.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD. RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   AMOUNT WAS LESS THAN $0.01 PER SHARE.

*    ANNUALIZED.

**   NOT ANNUALIZED.

(1)  COMMENCED OPERATIONS ON APRIL 2, 2007.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      WHG INCOME OPPORTUNITY FUND
                                                             INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

                                                          SELECTED PER SHARE DATA & RATIOS
                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                               ------------------------------------------------------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                   2009          2008          2007         2006(1)
                                               -----------   -----------   -----------   ------------
Net Asset Value, Beginning of Period .......    $   9.32      $  10.61     $  10.45       $ 10.00
                                                --------      --------     --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) ................        0.30          0.36         0.59          0.43
   Net Realized and Unrealized Gain (Loss)
      on Investments .......................        0.38         (1.13)        0.14(4)       0.39
                                                --------      --------     --------       -------
   Total from Investment Operations ........        0.68         (0.77)        0.73          0.82
                                                --------      --------     --------       -------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...................       (0.27)        (0.32)       (0.57)        (0.37)
   Net Realized Gains ......................          --         (0.20)          --(3)         --
                                                --------      --------     --------       -------
   Total Dividends and Distributions .......       (0.27)        (0.52)       (0.57)        (0.37)
                                                --------      --------     --------       -------
   Net Asset Value, End of Period ..........    $   9.73      $   9.32     $  10.61       $ 10.45
                                                ========      ========     ========       =======
   TOTAL RETURN+ ...........................        7.50%        (7.50)%       7.00%         8.42%
                                                ========      ========     ========       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......    $124,856      $113,764     $124,430       $72,773
Ratio of Expenses to Average Net Assets ....        1.00%         1.00%        1.00%         1.00%*
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   and Fees Paid Indirectly) ...............        1.11%         1.24%        1.41%         1.73%*
Ratio of Net Investment Income
   to Average Net Assets ...................        3.22%         3.57%        5.45%         4.89%*
Portfolio Turnover Rate ....................          91%           99%          62%           45%**

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    ANNUALIZED.

**   NOT ANNUALIZED.

(1)  COMMENCED OPERATIONS ON DECEMBER 19, 2005.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(3)  AMOUNT LESS THAN $0.01 PER SHARE.

(4) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      WHG INCOME OPPORTUNITY FUND
                                                                         CLASS A

FINANCIAL HIGHLIGHTS

                                                                    SELECTED PER SHARE
                                                                       DATA & RATIOS
                                                                  FOR A SHARE OUTSTANDING
                                                                   THROUGHOUT THE PERIOD
                                                                --------------------------
                                                                 YEAR ENDED   PERIOD ENDED
                                                                OCTOBER 31,    OCTOBER 31,
                                                                    2009         2008(1)
                                                                -----------   ------------
Net Asset Value, Beginning of Period ........................     $ 9.32        $ 9.99
                                                                  ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) .................................       0.27          0.25
   Net Realized and Unrealized Gain (Loss) on Investments ...       0.39         (0.71)
                                                                  ------        ------
   Total from Investment Operations .........................       0.66         (0.46)
                                                                  ------        ------
DIVIDENDS:
   Net Investment Income ....................................      (0.25)        (0.21)
                                                                  ------        ------
   Net Asset Value, End of Period ...........................     $ 9.73        $ 9.32
                                                                  ======        ======
   TOTAL RETURN+ ............................................       7.23%        (4.69)%
                                                                  ======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .......................     $  543        $  482
Ratio of Expenses to Average Net Assets .....................       1.25%         1.25%*
Ratio of Expenses to Average Net Assets (Excluding Waivers,
   Expense Reimbursements and Fees Paid Indirectly) .........       1.38%         1.47%*
Ratio of Net Investment Income to Average Net Assets ........       2.88%         3.04%*
Portfolio Turnover Rate .....................................         91%           99%**

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    ANNUALIZED.

**   PORTFOLIO TURNOVER RATE IS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31,
     2008.

(1)  COMMENCED OPERATIONS ON DECEMBER 31, 2007.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                WHG BALANCED FUND

FINANCIAL HIGHLIGHTS

                                                          SELECTED PER SHARE DATA & RATIOS
                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                               ------------------------------------------------------
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                   2009         2008           2007         2006(1)
                                               -----------   -----------   -----------   ------------
Net Asset Value, Beginning of Period .......     $ 9.01       $ 11.61        $10.36        $10.00
                                                 ------       -------        ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income(2) ................       0.17          0.23          0.24          0.03
   Net Realized and Unrealized
      Gain (Loss) on Investments ...........       0.17         (2.44)         1.24          0.33
                                                 ------       -------        ------        ------
   Total from Investment Operations ........       0.34         (2.21)         1.48          0.36
                                                 ------       -------        ------        ------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...................      (0.18)        (0.23)        (0.23)           --
   Net Realized Gains ......................         --         (0.16)           --            --
                                                 ------       -------        ------        ------
   Total Dividends and Distributions .......      (0.18)        (0.39)        (0.23)           --
                                                 ------       -------        ------        ------
   Net Asset Value, End of Period ..........     $ 9.17       $  9.01        $11.61        $10.36
                                                 ======       =======        ======        ======
   TOTAL RETURN+ ...........................       3.93%       (19.61)%       14.40%         3.60%
                                                 ======       =======        ======        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......     $9,251       $ 8,672        $9,700        $4,667
Ratio of Expenses to Average Net Assets ....       1.00%         1.00%         1.00%         1.00%*
Ratio of Expenses to Average
   Net Assets (Excluding Waivers,
   Expense Reimbursements and
   Fees Paid Indirectly) ...................       1.94%         1.97%         2.42%         7.52%*
Ratio of Net Investment Income
   to Average Net Assets ...................       1.98%         2.18%         2.23%         2.30%*
Portfolio Turnover Rate ....................         90%           57%           31%            2%**

AMOUNTS DESIGNATED AS "--" ARE $0.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    ANNUALIZED.

**   NOT ANNUALIZED.

(1)  COMMENCED OPERATIONS ON SEPTEMBER 8, 2006.

(2)  CALCULATION PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 30 funds. The financial statements herein are those of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund (collectively the "Funds", each a "Fund"). The WHG LargeCap Value Fund, WHG SMidCap Fund and WHG SmallCap Value Fund seek long-term capital appreciation. The WHG Income Opportunity Fund and WHG Balanced Fund seek long-term capital appreciation and provide current income by investing in a portfolio of stocks and fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

Financial Accounting Standards Board ("FASB") has issued FASB ACS 105 (formerly FASB Statement No. 168), The "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

GAAP is not being changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of October 31, 2009.

The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

     Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2009, there were no fair valued securities.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

     Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For the year ended October 31, 2009, there have been no significant changes to the Trust's fair valuation methodology.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method.

     INVESTMENTS IN REITS -- Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The WHG LargeCap Value Fund, WHG SMidCap Fund and WHG SmallCap Value Fund distribute substantially all of their net investment income, if any, at least annually. The WHG Income Opportunity Fund and WHG Balanced Fund distribute substantially all of their net investment income, if any, quarterly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds' average daily net assets, subject to a minimum fee of $75,000 for each Fund plus $15,000 per each additional class in the first year of operations. The minimum fee shall be increased to $100,000 for each Fund plus $15,000 per each additional class following the first year of operations.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Effective December 31, 2007, the WHG Large Cap Value and the WHG Income Opportunity Funds have adopted a Distribution Plan (the "Plan") relating to each Fund's Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund's Class A Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

The Funds earned cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2009, the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and the WHG Balanced Fund earned credits of $269, $185, $88, $100 and $60, respectively.

The WHG SMidCap Fund and the WHG SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.   INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG Income Opportunity Fund and WHG Balanced Fund at a fee calculated at an annual rate of 0.75% of each Fund's average daily net assets and to the WHG SmallCap Value Fund at a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the WHG LargeCap Value Fund -- Institutional Class shares, WHG LargeCap Value Fund -- Class A shares, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund -- Institutional Class shares, WHG Income Opportunity Fund -- Class A shares, and the WHG Balanced Fund total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00%, 1.25%, 1.25%, 1.25%, 1.00%, 1.25%, and 1.00% of average daily net assets, respectively. Effective November 1, 2009, the Adviser has contractually agreed to waive a portion of its advisory fees and assume expenses, if necessary, in order to keep the WHG Income Opportunity Fund -Institutional Class Shares, WHG Income Opportunity Fund - Class A Shares and WHG Balanced Fund, after the effect of expense offset arrangements from exceeding 0.90%, 1.15% and 0.90% of the average daily net assets, respectively.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

At October 31, 2009, pursuant to the above, the amount of previously waived and reimbursed fees for the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund for which the Adviser may seek reimbursement was $419,988, $0, $221,142, $839,565 and $281,391, respectively. During the year ended October 31, 2009 the Advisor recaptured previously waived fees of $138,658 for the WHG SMidCap Fund

6.   INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from security sales and maturities, other than long-term U.S. Government securities and short-term securities, for the year ended October 31, 2009, were as follows:

                                              SALES AND
                                PURCHASES     MATURITIES
                              ------------   -----------
WHG LargeCap Value Fund       $150,308,634   $79,450,262
WHG SMidCap Fund               124,051,755    61,319,430
WHG SmallCap Value Fund         17,766,077    13,944,057
WHG Income Opportunity Fund     61,015,488    40,770,455
WHG Balanced Fund                6,414,248     6,210,166

There were purchases and sales/maturities of long-term U.S. Government Securities of $35,348,607 and $37,433,460, respectively, in the WHG Income Opportunity Fund. There were purchases and sales/maturities of long-term U.S. Government Securities of $1,201,533 and $1,067,055, respectively, in the WHG Balanced Fund. There were no purchases or sales of long-term U.S. Government Securities in the WHG LargeCap Value Fund, WHG SMidCap Fund and WHG SmallCap Value Fund.

7.   FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the difference arises.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

Accordingly, the following Funds had permanent differences that are primarily attributable to reclassification of distributions and investments in REITs and Master Limited Partnerships have been reclassified to (from) the following accounts:

                              UNDISTRIBUTED NET   ACCUMULATED
                                 INVESTMENT        REALIZED     PAID-IN
                                INCOME/(LOSS)     GAIN/(LOSS)   CAPITAL
                              -----------------   -----------   -------
WHG SMidCap Fund                  $(256,557)       $ 262,175    $(5,618)
WHG SmallCap Value Fund              (4,086)           4,109        (23)
WHG Income Opportunity Fund         446,553         (444,284)    (2,269)

The tax character of dividends and distributions declared during the years ended October 31, 2009 and 2008 was as follows:

                                      ORDINARY      LONG-TERM    RETURN OF
                                       INCOME     CAPITAL GAIN    CAPITAL       TOTAL
                                     ----------   ------------   ---------   ----------
WHG LargeCap Value Fund       2009   $  723,691    $       --     $    --    $  723,691
                              2008      672,626        34,549          --       707,175
WHG SMidCap Fund              2009      502,542            --          --       502,542
                              2008    1,835,455       760,489          --     2,595,944
WHG SmallCap Value Fund       2009       63,074            --       4,677        67,751
                              2008       71,633            --          --        71,633
WHG Income Opportunity Fund   2009    2,872,166            --          --     2,872,166
                              2008    4,699,020     1,683,883          --     6,382,903
WHG Balanced Fund             2009      180,432            --          --       180,432
                              2008      339,726            --          --       339,726

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                         TOTAL
                                                                                                     DISTRIBUTABLE
                      UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        UNREALIZED        OTHER         EARNINGS/
                         ORDINARY       LONG-TERM         LOSS         APPRECIATION/    TEMPORARY    (ACCUMULATED
                         INCOME        CAPITAL GAIN   CARRYFORWARDS   (DEPRECIATION)   DIFFERENCES      LOSSES)
                      -------------   -------------   -------------   --------------   -----------   -------------
WHG LargeCap
   Value Fund           $1,105,203         $--        $(17,700,919)     $ 9,846,047     $     --     $ (6,749,669)
WHG SMidCap Fund           443,268          --         (13,929,039)      15,421,182           --        1,935,411
WHG SmallCap
   Value Fund                   --          --          (6,191,997)         922,963           --       (5,269,034)
WHG Income
   Opportunity Fund        900,491          --         (18,735,072)       5,716,943      (63,458)     (12,181,096)
WHG Balanced Fund           11,250          --          (1,796,073)         529,123           --       (1,255,700)

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                                                        TOTAL
                                                                    CAPITAL LOSS
                               EXPIRES     EXPIRES      EXPIRES     CARRYFORWARDS
                              10/31/15    10/31/16      10/31/17      10/31/09
                              --------   ----------   -----------   -------------
WHG LargeCap Value Fund        $    --   $4,244,915   $13,456,004    $17,700,919
WHG SMidCap Fund                    --    4,663,442     9,265,597     13,929,039
WHG SmallCap Value Fund         16,503    3,089,630     3,085,864      6,191,997
WHG Income Opportunity Fund         --    4,005,604    14,729,468     18,735,072
WHG Balanced Fund                   --      452,684     1,343,389      1,796,073

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2009, were as follows:

                                               AGGREGATE     AGGREGATE
                                 FEDERAL         GROSS         GROSS            NET
                                  TAX         UNREALIZED     UNREALIZED     UNREALIZED
                                  COST       APPRECIATION   DEPRECIATION   APPRECIATION
                              ------------   ------------   ------------   ------------
WHG LargeCap Value Fund       $121,104,705    $15,455,767   $(5,609,720)    $ 9,846,047
WHG SMidCap Fund               154,996,695     24,099,385    (8,678,203)     15,421,182
WHG SmallCap Value Fund         19,519,468      2,359,256    (1,436,293)        922,963
WHG Income Opportunity Fund    117,475,698      7,049,065    (1,332,122)      5,716,943
WHG Balanced Fund                8,670,283        813,962      (284,839)        529,123

8.  INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

9.  OTHER:

At October 31, 2009, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

                                                         NO. OF          %
                                                      SHAREHOLDERS   OWNERSHIP
                                                      ------------   ---------
WHG LargeCap Value Fund, Institutional Class ......        3            73%
WHG LargeCap Value Fund, Class A ..................        2            84%
WHG SMidCap Fund, Institutional Class .............        2            40%
WHG SmallCap Value Fund, Institutional Class ......        2            41%
WHG Income Opportunity Fund, Institutional Class ..        3            87%
WHG Income Opportunity Fund, Class A ..............        1            94%
WHG Balanced Fund, Institutional Class ............        1            69%

10.  SUBSEQUENT EVENTS:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the financial statements were available to be issued.

At a meeting of the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund held on February 18, 2009, the Board approved a plan of reorganization whereby the WHG LargeCap Value Fund would acquire the Philadelphia Fund ("PHILX") (the "Plan"). At a shareholder meeting held on November 6, 2009, the shareholders of PHILX approved the Plan. The reorganization was completed as of the close of business on November 13, 2009, and shareholders of the Philadelphia Fund received 5,727,747 shares of the WHG LargeCap Value Fund Institutional Class shares valued at $51,998,192.

THE ADVISORS' INNER CIRCLE FUND                                      WHG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of WHG Funds of The Advisors' Inner Circle Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund (five of the series constituting The Advisors' Inner Circle Fund (the "Trust")) as of October 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund of The Advisors' Inner Circle Fund at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                             (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
December 28, 2009

THE ADVISORS' INNER CIRCLE FUND                                       WHG FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND                                       WHG FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

Note: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                                            BEGINNING     ENDING                   EXPENSES
                                             ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                                              VALUE        VALUE       EXPENSE      DURING
                                             5/1/2009   10/31/2009     RATIOS     PERIOD(1)
                                            ---------   ----------   ----------   ---------
ACTUAL FUND RETURN
LargeCap Value Institutional Class            $1,000     $1,161.30      1.00%       $5.45
LargeCap Value Cl A                            1,000      1,158.40      1.25         6.80
SMidCap Institutional Class                    1,000      1,201.30      1.24         6.88
SmallCap Value Institutional Class             1,000      1,114.40      1.25         6.66
Income Opportunity Institutional Class         1,000      1,091.70      1.00         5.27
Income Opportunity Cl A                        1,000      1,090.40      1.25         6.59
Balanced Institutional Class                   1,000      1,112.30      1.00         5.32
HYPOTHETICAL 5% RETURN
LargeCap Value Institutional Class            $1,000     $1,020.16      1.00%       $5.09
LargeCap Value Cl A                            1,000      1,018.90      1.25         6.36
SMidCap Institutional Class                    1,000      1,018.95      1.24         6.31
SmallCap Value Institutional Class             1,000      1,018.90      1.25         6.36
Income Opportunity Institutional Class         1,000      1,020.16      1.00         5.09
Income Opportunity Cl A                        1,000      1,018.90      1.25         6.36
Balanced Institutional Class                   1,000      1,020.16      1.00         5.09

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                      This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term

        NAME, ADDRESS,                POSITION(S)
            AGE(1)                HELD WITH THE TRUST    TERM OF OFFICE AND LENGTH OF TIME SERVED(2)
------------------------------   ---------------------   -------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                        Chairman         (Since 1991)
63 yrs. old                           of the Board
                                      of Trustees

WILLIAM M. DORAN                        Trustee          (Since 1992)
1701 Market Street
Philadelphia, PA 19103
69 yrs. old

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2009.

                                       NUMBER OF
                                       PORTFOLIOS
                                    IN THE ADVISORS'
                                   INNER CIRCLE FUND
    PRINCIPAL OCCUPATION(S)           OVERSEEN BY
      DURING PAST 5 YEARS             BOARD MEMBER       OTHER DIRECTORSHIPS HELD BY BOARD MEMBER(3)
------------------------------   ---------------------   -------------------------------------------
Currently performs various                 30            Trustee of The Advisors' Inner Circle Fund
services on behalf of SEI                                II, Bishop Street Funds, SEI Asset
Investments for which                                    Allocation Trust, SEI Daily Income Trust,
Mr. Nesher is compensated.                               SEI Institutional International Trust, SEI
                                                         Institutional Investments Trust, SEI
                                                         Institutional Managed Trust, SEI Liquid
                                                         Asset Trust, SEI Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios, L.P., Director
                                                         of SEI Global Master Fund, plc, SEI Global
                                                         Assets Fund, plc, SEI Global Investments
                                                         Fund, plc, SEI Investments Global, Limited,
                                                         SEI Investments -- Global Fund Services,
                                                         Limited, SEI Investments (Europe), Limited,
                                                         SEI Investments -- Unit Trust Management
                                                         (UK), Limited, SEI Global Nominee Ltd., SEI
                                                         Opportunity Fund, L.P., SEI Structured
                                                         Credit Fund, L.P., and SEI Multi-Strategy
                                                         Funds plc and SEI Islamic Investments Fund
                                                         plc.

Self-employed consultant since             30            Trustee of The Advisors' Inner Circle Fund
2003. Partner, Morgan, Lewis &                           II, Bishop Street Funds, SEI Asset
Bockius LLP (law firm) from                              Allocation Trust, SEI Daily Income Trust,
1976 to 2003, counsel to the                             SEI Institutional International Trust, SEI
Trust, SEI, SIMC, the                                    Institutional Investments Trust, SEI
Administrator and the                                    Institutional Managed Trust, SEI Liquid
Distributor. Secretary of SEI                            Asset Trust, SEI Tax Exempt Trust, and SEI
since 1978.                                              Alpha Strategy Portfolios, L.P., Director
                                                         of SEI since 1974. Director of the
                                                         Distributor since 2003. Director of SEI
                                                         Investments -- Global Fund Services,
                                                         Limited, SEI Investments Global, Limited,
                                                         SEI Investments (Europe), Limited, SEI
                                                         Investments (Asia), Limited and SEI Asset
                                                         Korea Co., Ltd.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE (UNAUDITED)

        NAME, ADDRESS,                POSITION(S)
            AGE(1)                HELD WITH THE TRUST    TERM OF OFFICE AND LENGTH OF TIME SERVED(2)
------------------------------   ---------------------   -------------------------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                         Trustee          (Since 1994)
78 yrs. old

GEORGE J. SULLIVAN, JR.                 Trustee          (Since 1999)
66 yrs. old

BETTY L. KRIKORIAN                      Trustee          (Since 2005)
66 yrs. old

CHARLES E. CARLBOM                      Trustee          (Since 2005)
75 yrs. old

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

                                       NUMBER OF
                                       PORTFOLIOS
                                    IN THE ADVISORS'
                                   INNER CIRCLE FUND
    PRINCIPAL OCCUPATION(S)           OVERSEEN BY
      DURING PAST 5 YEARS             BOARD MEMBER       OTHER DIRECTORSHIPS HELD BY BOARD MEMBER(3)
------------------------------   ---------------------   -------------------------------------------
Attorney, sole practitioner                30            Trustee of The Advisors' Inner Circle Fund
since 1994. Partner, Dechert                             II, Bishop Street Funds, Massachusetts
Price & Rhoads, September                                Health and Education Tax-Exempt Trust, U.S.
1987-December 1993.                                      Charitable Gift Trust, SEI Asset Allocation
                                                         Trust, SEI Daily Income Trust, SEI
                                                         Institutional International Trust, SEI
                                                         Institutional Investments Trust, SEI
                                                         Institutional Managed Trust, SEI Liquid
                                                         Asset Trust, SEI Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios, L.P.

Self-Employed Consultant,                  30            Trustee of The Advisors' Inner Circle Fund
Newfound Consultants Inc.                                II, Bishop Street Funds, State Street
since April 1997.                                        Navigator Securities Lending Trust, SEI
                                                         Asset Allocation Trust, SEI Daily Income
                                                         Trust, SEI Institutional International
                                                         Trust, SEI Institutional Investments Trust,
                                                         SEI Institutional Managed Trust, SEI Liquid
                                                         Asset Trust, SEI Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios, L.P., Director
                                                         of SEI Opportunity Fund, L.P., and SEI
                                                         Structured Credit Fund, L.P.

Vice President Compliance,                 30            Trustee of The Advisors' Inner Circle Fund
AARP Financial Inc. since                                II and Bishop Street Funds.
September 2008. Self-Employed
Legal and Financial Services
Consultant since 2003.
In-house Counsel, State Street
Bank Global Securities and
Cash Operations from 1995 to
2003.

Self-Employed Business                     30            Director, Crown Pacific, Inc. and Trustee
Consultant, Business Project                             of The Advisors' Inner Circle Fund II and
Inc. since 1997. CEO and                                 Bishop Street Funds.
President, United Grocers Inc.
from 1997 to 2000.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE (UNAUDITED)

        NAME, ADDRESS,                POSITION(S)
            AGE(1)                HELD WITH THE TRUST    TERM OF OFFICE AND LENGTH OF TIME SERVED(2)
------------------------------   ---------------------   -------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON                     Trustee          (Since 2005)
66 yrs. old

JOHN K. DARR                            Trustee          (Since 2008)
65 yrs. old

OFFICERS
PHILIP T. MASTERSON                    President         (Since 2008)
44 yrs. old

MICHAEL LAWSON                   Treasurer, Controller   (Since 2005)
49 yrs. old                       and Chief Financial
                                        Officer

RUSSELL EMERY                       Chief Compliance     (Since 2006)
45 yrs. old                             Officer

(1) Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

                                       NUMBER OF
                                       PORTFOLIOS
                                    IN THE ADVISORS'
                                   INNER CIRCLE FUND
    PRINCIPAL OCCUPATION(S)        OVERSEEN BY BOARD                 OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS            MEMBER/OFFICER            HELD BY BOARD MEMBER/OFFICER(3)
------------------------------   ---------------------   -------------------------------------------
Private Investor since 1994.               30            Trustee of The Advisors' Inner Circle Fund
                                                         II, Bishop Street Funds, SEI Asset
                                                         Allocation Trust, SEI Daily Income Trust,
                                                         SEI Institutional International Trust, SEI
                                                         Institutional Investments Trust, SEI
                                                         Institutional Managed Trust, SEI Liquid
                                                         Asset Trust, SEI Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios, L.P.

CEO, Office of Finance, FHL                30            Director of Federal Home Loan Bank of
Banks from 1992 to 2007.                                 Pittsburgh and Manna,Inc. and Trustee of
                                                         The Advisors' Inner Circle Fund II and
                                                         Bishop Street Funds.

Managing Director of SEI                  N/A            N/A
Investments since 2006. Vice
President and Assistant
Secretary of the Administrator
from 2004 to 2006. General
Counsel of Citco Mutual Fund
Services from 2003 to 2004.
Vice President and Associate
Counsel for the Oppenheimer
Funds from 2001 to 2003.

Director, SEI Investments, Fund           N/A            N/A
Accounting since July 2005.
Manager, SEI Investments Fund
Accounting from April 1995 to
February 1998 and November
1998 to July 2005.

Director of Investment Product            N/A            N/A
Management and Development at
SEI Investments since February
2003. Senior Investment
Analyst, Equity team at SEI
Investments from March 2000 to
February 2003.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE (UNAUDITED)

        NAME, ADDRESS,                POSITION(S)
            AGE(1)                HELD WITH THE TRUST      TERM OF OFFICE AND LENGTH OF TIME SERVED
------------------------------   ---------------------   -------------------------------------------
OFFICERS (CONTINUED)

JOSEPH M. GALLO                      Vice President      (Since 2007)
36 yrs. old                          and Secretary

CAROLYN F. MEAD                    Vice President and    (Since 2007)
52 yrs. old                       Assistant Secretary

JAMES NDIAYE                         Vice President      (Since 2004)
41 yrs. old                          and Assistant
                                       Secretary

TIMOTHY D. BARTO                     Vice President      (Since 2000)
41 yrs. old                          and Assistant
                                       Secretary

MICHAEL BEATTIE                      Vice President      (Since 2008)
44 yrs. old

ANDREW S. DECKER                      AML Officer        (Since 2008)
46 yrs. old

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

                                       NUMBER OF
                                       PORTFOLIOS
                                    IN THE ADVISORS'
    PRINCIPAL OCCUPATION(S)        INNER CIRCLE FUND
      DURING PAST 5 YEARS         OVERSEEN BY OFFICER        OTHER DIRECTORSHIPS HELD BY OFFICER
------------------------------   ---------------------   -------------------------------------------
Corporate Counsel of SEI since            N/A            N/A
2007; Associate Counsel, ICMA
Retirement Corporation 2004-
2007; Federal Investigator,
U.S. Department of Labor
2002-2004; U.S. Securities and
Exchange Commission-Division
of Investment Management,
2003.

Corporate Counsel of SEI since            N/A            N/A
2007; Associate, Stradley,
Ronon, Stevens & Young
2004-2007; Counsel, ING
Variable Annuities, 1999-2002.

Employed by SEI Investments               N/A            N/A
Company since 2004. Vice
President, Deutsche Asset
Management from 2003-2004.
Associate, Morgan, Lewis &
Bockius LLP from 2000-2003.
Counsel, Assistant Vice
President, ING Variable
Annuities Group from
1999-2000.

General Counsel, Vice                     N/A            N/A
President and Secretary of SEI
Investments Global Funds
Services since 1999;
Associate, Dechert (law firm)
from 1997-1999; Associate,
Richter, Miller & Finn (law
firm) from 1994-1997.

Director of Client Services at            N/A            N/A
SEI since 2004.

Compliance Officer and Product            N/A            N/A
Manager, SEI, 2005-2008. Vice
President, Old Mutual Capital,
2000-2005. Operations
Director, Prudential
Investments, 1998-2000.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on August 11-12, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, ownership structure, personnel, investment philosophy, business plan, execution quality and use of soft dollars. The Adviser's representative then reviewed each Fund's portfolio characteristics with respect to sector weightings and asset weightings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-today management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with information regarding the performance of each Fund over various periods and since each Fund's inception. The Board also compared each Fund's performance to its respective benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds, focusing on investment approach and general economic factors. The Board noted that the WHG Income Opportunity Fund, the WHG LargeCap Value Fund and the WHG SMidCap Fund had outperformed their respective benchmarks, and that the WHG SmallCap Value Fund's performance was comparable to that of its benchmark index. With respect to the WHG Balanced Fund, the Board noted that, although the Fund underperformed its benchmark over periods of time, its performance was not substantially below that of its respective benchmark and did not necessitate significant additional review. Based on this information, the Board concluded that each Fund's performance was favorable relative to their respective benchmark over various periods of time and was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Funds. The Trustees considered the information provided and

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

concluded such profit was not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund's total fees and expenses, after waivers, appeared comparable to those incurred by other peer funds. The Board concluded that the advisory fee was the result of arm's length negotiations and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                                        WHG FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2009, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2009, the Funds are designating the following items with regard to distributions paid during the year.

                                               LONG-TERM        ORDINARY
                                 RETURN OF    CAPITAL GAIN       INCOME          TOTAL         QUALIFYING
                                  CAPITAL    DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS (1)
                                 ---------   -------------   -------------   -------------   -------------
WHG LargeCap Value Fund ......     0.00%         0.00%          100.00%         100.00%         100.00%
WHG SMidCap Fund .............     0.00%         0.00%          100.00%         100.00%         100.00%
WHG SmallCap Value Fund ......     6.90%         0.00%           93.10%         100.00%         100.00%
WHG Income Opportunity Fund ..     0.00%         0.00%          100.00%         100.00%          23.73%
WHG Balanced Fund ............     0.00%         0.00%          100.00%         100.00%          76.64%

                                 QUALIFYING       U.S.          INTEREST      SHORT-TERM
                                  DIVIDEND     GOVERNMENT       RELATED      CAPITAL GAIN
                                 INCOME (2)   INTEREST (3)   DIVIDENDS (4)   DIVIDENDS (5)
                                 ----------   ------------   -------------   -------------
WHG LargeCap Value Fund ......     100.00%        0.00%           0.00%          0.00%
WHG SMidCap Fund .............     100.00%        0.00%           0.15%          0.00%
WHG SmallCap Value Fund ......     100.00%        0.00%           0.00%          0.00%
WHG Income Opportunity Fund ..      20.46%        6.82%          36.43%          0.00%
WHG Balanced Fund ............      74.66%       10.70%          46.45%          0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3) The percentage in this column represents the amount of "U.S. Government Interest" and is reflected as a percentage of total ordinary income distributions that is exempt from state income tax.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after January 1, 2010.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after January 1, 2010.

     The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

                                  THE WHG FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-877-FUND-WHG
                                www.whgfunds.com

                                    ADVISER:
                            Westwood Management Corp.
                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

              This information must be preceded or accompanied by a
                   current prospectus for the Funds described.

WHG-AR-001-0400

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John Darr and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

                                   2009                                          2008
                ------------------------------------------   --------------------------------------------
                                                All other                                      All other
                                                fees and                                       fees and
                               All fees and    services to                    All fees and    services to
                All fees and    services to      service      All fees and     services to      service
                 services to      service      affiliates      services to       service      affiliates
                  the Trust     affiliates    that did not   the Trust that    affiliates    that did not
                  that were      that were       require          were          that were       require
                pre-approved   pre-approved   pre-approval    pre-approved    pre-approved   pre-approval
                ------------   ------------   ------------   --------------   ------------   ------------
(a)  Audit        $232,354          $0             $0           $246,200           $0             $0
     Fees

(b)  Audit-       $      0          $0             $0           $      0           $0             $0
     Related
     Fees

(c)  Tax Fees     $      0          $0             $0           $      0           $0             $0

(d)  All          $      0          $0             $0           $      0           $0             $0
     Other
     Fees

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

                                   2009                                          2008
                ------------------------------------------   --------------------------------------------
                                                All other                                      All other
                                                fees and                                       fees and
                               All fees and    services to                    All fees and    services to
                All fees and    services to      service      All fees and     services to      service
                 services to      service      affiliates      services to       service      affiliates
                  the Trust     affiliates    that did not   the Trust that    affiliates    that did not
                  that were      that were       require          were          that were       require
                pre-approved   pre-approved   pre-approval    pre-approved    pre-approved   pre-approval
                ------------   ------------   ------------   --------------   ------------   ------------
(a)  Audit        $245,808         N/A             N/A          $316,360           N/A            N/A
     Fees

(b)  Audit-            N/A         N/A             N/A               N/A           N/A            N/A
     Related
     Fees

(c)  Tax Fees          N/A         N/A             N/A               N/A           N/A            N/A

(d)  All               N/A         N/A             N/A               N/A           N/A            N/A
     Other
     Fees

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     N/A
Tax Fees              0%     N/A
All Other Fees        0%     N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: January 4, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer,
                                        Controller & CFO

Date: January 4, 2010